Risk management	12 Months Ended
Dec. 31, 2022
Risk Management [Abstract]
Risk management	Risk management
a) Risk principles and culture
The principles on which Grupo Santander's risk management and control are based are detailed below. They take into account regulatory requirements, best market practices and are mandatory:
1.All employees are risk managers who must understand the risks associated with their functions and not assume risks that will exceed the Group’s risk appetite or have an unknown impact.
2.Senior managers must make sure Grupo Santander keeps its risk profile within risk appetite, with consistent risk conduct, action, communications, and oversight of our risk culture.
3.Independent risk management and control functions, according to the three lines of defence model of Grupo Santander.
4.Grupo Santander takes a forward-looking, comprehensive approach towards all businesses and risk types.
5.Santander keeps thorough and timely reporting to properly pinpoint, assess, manage and disclose risks.
1. Key risk types
Grupo Santander's risks categorization ensures effective risk management, control and reporting. The risk framework distinguishes these risk types:
•Credit risk relates to financial loss arising from the default or credit quality deterioration of a customer or counterparty, to which Santander has directly provided credit or assumed a contractual obligation.
•Market risk results from changes in interest rates, exchange rates, equities, commodities and other market factors, and from their effect on profit or capital. It includes the structural risk relates to market movements or balance sheets behaviour will change the value or profit generation of assets or liabilities in the banking book.
•Liquidity risk occurs if liquid financial resources are insufficient or too costly to obtain in order to meet liabilities when they fall due.
•Capital risk is the risk that arises from the possibility of having an inadequate quantity or quality of capital to meet internal business objectives, regulatory requirements or market expectations in the area of structural risk.
Grupo Santander also takes into account, on an ongoing basis in its management of the risk function, operational (includes fraud, technological, cyber, legal and conduct risks), financial crime (includes, among others, money laundering, terrorism financing, violation of international sanctions, corruption, bribery and tax evasion), model, structural (includes risks associated with insurance and pensions), reputational and strategic risks.
Besides, environmental and climate-related risk drivers are considered as factors that could impact the existing risks in the medium-to-long-term. These elements include, on the one hand, those derived from the physical effects of climate change, generated by one-off events as well as by chronic changes in the environment and, on the other hand, those derived from the process of transition to a development model with lower emissions, including legislative, technological or behaviour of economic agents changes.
Climate change and environmental risk could affect other risks in different time horizons on account of physical damage, as well as factors relating to the transition to a more sustainable economy, such as legislative reform, technology and economic agents. Given the nature of its operations, the Group has no environment-related liabilities, expenses, assets or contingencies of a material relevance to its consolidated equity, financial situation and results.
Most exposures in sectors potentially affected by climate change risk are with wholesale clients, whose preliminary reviews, credit approval and credit ratings take such risk into account. Customers’ ratings determine the parameters for calculating loan loss (typically in terms of probability of default or “PD”). Thus, when climate factors are relevant, in conjunction with other elements of analysis, they have an impact on the loan loss calculations which support capital and provisions.
The Group also passed the recent regulatory climate stress tests, which had been classified as learning exercises for the industry. Results showed that the Group’s coverage for potential losses would be sufficient in view of portfolio maturity over time.
Therefore, based on the best information available at the time these consolidated annual financial statements were prepared, the Group sees no additional environmental or climate change risk having a substantial impact on its equity, financial situation and results in 2022.
Still, this matter is constantly changing, and, like other banks, the Group is working on developing more methodologies to better measure potential loan loss in line with new management needs, best practice, and regulators’ and supervisors’ requirements.
2. Risk and compliance governance
Grupo Santander robust risk and compliance governance structure allows us to conduct effective oversight in line with our risk appetite. It stands on three lines of defence, a structure of committees and strong Group-subsidiary relations, guided by our risk culture, Risk Pro.
2.1 Lines of defence
Grupo Santander model of three lines of defence effectively manages and controls risks:
–First line: formed by business and support areas, which are primarily accountable for managing the risk exposure they originate, recognizes, measures, monitors and reports on risks according to risk management policies, models and procedures. Risk origination must be consistent with the approved risk appetite and related limits.
–Second line: formed by risk and compliance & conduct functions, independently oversees and challenges risk management at the first line of defence to make sure Grupo Santander keeps risks within risk appetite approved by senior management and promote Risk Pro in the Group.
–Third line: Internal audit function, is fully independent to give the board and senior managers assurance of high-quality and efficient risk governance and management to preserve our value, solvency and reputation.
Risk, compliance & conduct, and internal audit are sufficiently separate and autonomous functions, with direct access to the board and its committees.
2.2 Risk committee structure
The board of directors has final oversight of risk management and compliance promoting a sound risk culture and reviewing and approving risk appetite and frameworks, with support from its risk, regulation and compliance committee and its executive committee. The Group's risk governance keeps risk control and risk-taking areas separate.
The Group chief risk officer (Group CRO), who leads the application and execution of risk strategy and promotes proper risk culture, is in charge of overseeing all risks and challenging and advising business lines on risk management.
The Group chief compliance officer (Group CCO), who handles compliance risk and leads the application and execution of the compliance and conduct risk strategy and provides the Group CRO with a complete overview on the situation of risks being monitored.
The Group CRO and the Group CCO report directly to both the risk supervision, regulation and compliance committee and the board of directors.
The executive risk, risk control and compliance and conduct committees are executive committees with powers delegated from the board.
Furthermore, risk functions have forums and regular meetings to manage and control the risks within their purview. Executive committees also delegate some duties to subordinate forums.
Their responsibilities include:
•Inform the Group CRO, the Group CCO, the risk control committee and the compliance and conduct committee if risks are being managed within risk appetite;
•Regularly monitor each key risk type; and
•Overseeing measures to meet supervisors and auditors' expectations.
Besides, Grupo Santander, in order to establish an adequate control environment for the management of each risk types, the Risk and Compliance and Conduct functions have effective internal regulation to create the right environment to manage and control all risks.
Grupo Santander can also implement extra governance measures for special situations, as it did with Brexit and the covid-19 crisis. Since the beginning of the war in Ukraine, Santander has strengthened the monitoring of all risks, with special attention to the situation in Poland, monitoring of macroeconomic performance, vulnerable sectors/customers, cybersecurity, among other. In addition, the compliance team have continuously reviewed the application of the sanctions. Santander has no presence in, or hardly any direct exposure to, Russia and Ukraine. Our special situations governance enabled the Group to remain resilient against the consequences of the war in Ukraine.
2.3 The Group's relationship with subsidiaries
Grupo Santander subsidiaries have a model for managing risk, compliance and conduct that is consistent with the frameworks approved by the group’s board of directors, which they adhere to through their own boards and can only adapt to higher standards according to local law and regulation.
Furthermore, the Group's aggregate oversight area advises and validates subsidiaries on internal regulation and operations. This reinforces a common risk management model across Santander.
In 2022, Grupo Santander continued to build on our Group-subsidiaries’ model through a regional approach, benefiting from the Group's global scale to find synergy for standard operations and platforms; to streamline processes; and tighten control mechanisms to grow our business.
The Group CRO, the Group CCO and regional heads of risk are involved in appointing, setting objectives for, reviewing and compensating their country-unit counterparts to promote proper risk management. Each subsidiary CRO/CCO interacts regularly with the regional head of risk, the Group CRO and the Group CCO in regional or country control meetings.
Local and global risk and compliance areas also meet to address special matters. Country and regional units work closely to effectively strengthen group-subsidiary relations through these common initiatives:
•restructuring based on subsidiary benchmarks, strategic vision, and advanced risk management infrastructures and practices.
•exchange of best practices that will strengthen processes, drive innovation and result in a quantitative impact.
•search for talent in risk and compliance teams with internal mobility through the global risk talent programme and strong succession plans.
3. Management processes and tools
Grupo Santander has these effective risk management processes and tools:
3.1 Risk appetite and structure of limits
Risk appetite is the aggregate level and types of risk that Grupo Santander deems prudent for our business strategy, even in unforeseen circumstances. In Grupo Santander, these principles influence risk appetite:
•Risk appetite is part of the board's duties. It prepares the risk appetite statement (RAS) for the whole Group every year. In a cascading down process, each subsidiary's board also sets its own risk appetite.
•Comprehensiveness and forward-looking approach. Our appetite includes of all material risks that Santander are exposed to and defines our target risk profile for the current and medium term with a forward-looking view considering stress scenarios.
•Common standards and embedding in the day-to-day risk management. Common standards and embedding in the day-to-day risk management. The Group shares the same risk appetite model, which sets common requirements for processes, metrics, governance bodies, controls and standards.. It also ensures an effective and traceable embedding of our appetite into more granular management policies and limits across our subsidiaries.
•Continuous adaptation to market best practices, regulatory requirements and supervisors’ expectations.
•Aligning with business plans and strategy. The risk appetite is a key point of reference for strategic and business planning. Grupo Santander verifies that the three-year strategic plans, the annual budget and capital and liquidity planning are within the limits set in the RAS before Santander approves them.
Grupo Santander's risk appetite and business model rest on the following elements:
•A medium-low, predictable target risk profile, centred on retail and commercial banking, internationally diversified operations and a strong market share;
•Stable, recurrent earnings and shareholder remuneration, sustained by a sound base of capital, liquidity and sources of funding;
•Autonomous subsidiaries that are self-sufficient in terms of capital and liquidity to ensure their risk profiles won't compromise the Group’s solvency;
•An independent Risk function and a senior management actively engaged in supporting a robust control environment and risk culture; and
•A conduct model that protects our customers and our Simple, Personal and Fair culture.
The risk appetite is expressed through qualitative statements and limits on metrics representative of the bank’s risk profile at present and under stress. Those metrics cover all risk types according to our corporate risk framework. Grupo Santander articulates them in five axes that provide the Bank with a holistic view of all risks it incurs in the development of its business model. These five axes are applicable to all Santander's key risk types, and comprise:
•P&L volatility: Control of P&L volatility of business plan under baseline and stressed conditions (aligned with ICAAP stress test)
•Solvency: Control of capital ratios under baseline and stressed scenarios (aligned with ICAAP)
•Liquidity: Control of liquidity ratios under base and stress scenarios (aligned with ILAAP)
•Concentration: Control of credit concentration on top clients, portfolios and industries
•Non financial: Control on non financial risks aimed to minimize events which could lead to financial loss, operative, technological, legal and regulatory breaches, conduct issues or reputational damage.
b) Credit risk
1. Introduction to the credit risk treatment
Credit risk is the risk of financial loss due to the failure to pay or impaired credit of a customer or counterparty Grupo Santander has financed or maintains a contractual obligation with. It includes counterparty risk, country risk and sovereign risk. It is our most significant risk in terms of exposure and capital consumption.
Credit risk management
Grupo Santander takes a holistic view of the credit risk cycle, including the transaction, the customer and the portfolio, in order to identify, analyse, control and decide on credit risk.
Credit risk identification facilitates active and effective portfolio management and control. Grupo Santander classify external and internal risk in each business to adopt any corrective or mitigating measures through:
1.1. Planning
Grupo Santander´s planning helps to set business targets and draw up action plans within our risk appetite statement.
Strategic commercial plans (SCP) are a management and control tool the business and risk areas prepare for Grupo Santander's credit portfolios. They determine commercial strategies, risk policies, resources and infrastructure, ensuring a holistic view of the portfolios.
They provide managers with an updated view of portfolio credit quality to measure credit risk, run internal controls to regularly monitor credit strategy detect significant risk deviation and potential impacts, and take corrective action.
They are suited to the Grupo Santander's risk appetite and subsidiaries’ capital targets, having been reviewed and pre-approved by senior managers before Group management revises and validates them.
1.2. Risk assessment and credit rating
Risk approval generally depends on the applicant’s ability to repay the debt, regardless of any collateral or personal guarantees the Bank requires. Grupo Santander reviews their regular sources of income, including funds and net cash flows from any businesses.
Grupo Santander monitors credit rating drivers to calibrate the decisions and ratings that Group credit quality assessment models determine. Risk management uses these ratings for many things like applying approval limits, pre-approvals, monitoring risk, and policies on pricing credit.
Grupo Santander then uses rating models to measure ability to pay. Depending on each segment, credit rating drivers can be:
•Rating: from mathematical algorithms that have a quantitative model based on balance sheet ratios or macroeconomic variables, and a qualitative module supplemented by the credit analyst’s expert judgement. It is used for SCIB, corporate, institutional and SME segments (with individualised treatment).
•Scoring: system of automatic evaluation of loan applications. It automatically assigns customers an individual score retail on which the subsequent decision is based. It is used for SME segments without an assigned analyst.
Grupo Santander's parameter estimation models, based on econometric models of past defaults and losses, calculate economic and regulatory capital as well as IFRS 9 provisions for each customer portfolio.
Grupo Santander regularly monitors and evaluates models' suitability, predictive capacity, performance, granularity, and compliance with policy, among other factors. Grupo Santander reviews ratings with the latest financial and other relevant information to assess credit risk due to depreciation caused by customers’ lower creditworthiness and manage credit portfolios according to the risk appetite and profile target set out in SCPs, with exposure limits adjusted to an acceptable level for each portfolio and counterparty and for new loan originations.
Grupo Santander uses SCPs to manage credit portfolios, defining limits for each of them and for new originations, in line with the Group´s credit risk appetite and its target risk profile. Transposing the risk appetite to portfolio management strengthens controls over our credit portfolios.
Grupo Santander´s limits, pre-classifications and pre-approvals processes, which are highly automated and digitalized, determine the risk Grupo Santander can assume with each customer. Limits are approved by the executive risk committee (or delegated committees) and should reflect a transaction’s expected risk-return. Santander also uses risk-based pricing tools to make sure portfolio growth is sustainable.
Grupo Santander applies various limits models to each segment:
•Large corporate groups are subject to a pre-classification model based on a system for measuring and monitoring economic capital. Pre-classification models express the level of risk Grupo Santander is willing to assume in transactions with customers/groups.
•Corporates and institutions that meet certain requirements (strong relationships, rating, etc.) are subject to a simpler pre-classification model that sets a recommended risk level for each customer. Transactions above certain limits or with special characteristics could require approval from a senior credit analyst or a committee.
Transactions with large corporates, corporates and institutions above certain limits or with special characteristics could require approval from a senior credit analyst or a committee.
•For individual customers and SMEs with low turnover, Grupo Santander manages large volumes of credit transactions with automatic decision models to classify customers and transactions.
1.3. Scenario analysis
Grupo Santander´s scenario analyses determine the potential risks in its credit portfolios and provide a better understanding of our portfolios' performance under various macroeconomic conditions.
They allow us to anticipate management strategies that will avoid future deviations from defined plans and targets. They simulate the impact of alternative scenarios in portfolios’ credit parameters (PD, LGD) and expected credit losses. Grupo Santander compares findings with portfolios’ credit profile indicators to find the right measures for managers to take. Credit risk management of portfolios and SCPs incorporate scenario analyses.
1.4. Monitoring
Regularly monitoring business performance and comparing it to pre-defined plans is key to our management of risk. Grupo Santander's holistic monitoring of customers helps detect impacts on risk performance and credit quality early.
The monitoring process considers projections on the performance of the operations and their characteristics, in addition to any variation in their classification. Anticipation and preventive monitoring uses transactional data sources and advanced analytics (early warning engine) which determines specific actions at the client level, based on the assigned monitoring classification.
Monitoring is performed by local and global risk teams and is based on customer segmentation:
•For SCIB, monitoring is initially a function of business managers and risk analysts which provide an up-to-date view of customers’ credit quality to predict a potential customer's deterioration.
•For commercial banking, institutions and SMEs assigned a credit analyst, Grupo Santander tracks customers requiring closer monitoring and review their ratings based on relevant indicators.
•Monitoring of individual customers, businesses and smaller SMEs follows a system of automatic alerts to detect shifts in portfolios’ performance.
Monitoring uses the Santander Customer Assessment Note (SCAN) tool. Grupo Santander fully rolled it out in our subsidiaries in 2019. It helps set individual monitoring levels and frequencies, policies, and actions for customers based on credit quality and particular circumstances.
In addition to monitoring customer credit quality, Grupo Santander defines control procedures to analyse portfolios and performance, as well as any deviations from planning or approved alert levels.
1.5. Credit risk mitigation techniques
Grupo Santander generally approves risk according to a borrower’s ability to make due payment, regardless of any additional collateral or personal guarantees Santander may require to modulate exposure.
To determine ability to pay, the Group analyse funds or cash flows from businesses or other regular income, not including guarantors or loan collateral which are always considered as a secondary means of recourse.
In general, guarantees are to reinforce a credit transaction and mitigate a loss if the borrower defaults. Our techniques to mitigate credit risk cover various types of customer and product. Some are for specific transactions (e.g. property) or a series of transactions (e.g. derivatives netting and collateral). Santander groups them by personal guarantees (with a solvent guarantor), collateral (mainly in primary residence mortgages) and hedges with credit derivatives.
The correct acceptance of these mitigation techniques is established by ensuring their legal enforceability in all jurisdictions. The entire process is subject to internal control and effective monitoring of the valuation of the guarantees, especially mortgages.
1.6. Collections & recoveries management
Collections & recoveries, an important area in risk management, develops a global management strategy based on local economic conditions, business models and other recovery-related particulars, with a full approach and general action lines for our subsidiaries. Recovery management follows regulatory requirements set out in the EBA Guidelines on the management of non-performing and forborne exposures.
For effective and efficient recoveries management, the area segments customers based on certain aspects, using new digital channels that help create value in Collections & Recoveries. It follows hi-tech, digital procedures to handle large groups of similar customer profiles and products; but it also adapts management for customers who need an assigned manager and tailored approach.
Collections & Recoveries splits recoveries into four phases: arrears/early delinquency, default, write-offs and foreclosed assets. To recover debt, the Group always seeks alternatives to court action, like forbearance and other arrears management techniques.
Grupo Santander also reviews debt instruments individually and treat them as write-offs (even when they’re not past due) if the Group sees signs of irreversible impairment that suggest recovery to be remote. Though this may lead us to cancel all or part of the gross carrying amount, the Group never interrupt negotiations and legal proceedings to recover debt.
In markets where the real estate risk exposure is high, Grupo Santander can take action to quickly dispose of assets, like selling off portfolios or foreclosed assets with efficient sales instruments to recover as many on-balance-sheet assets as possible.
2. Main aggregates and variations
Following are the main aggregates relating to credit risk from our activities with customers:

Main credit risk performance metrics from activity with customersA
December data
	Credit risk with customers (EUR million)B			Credit impaired loans (EUR million)			NPL ratio (%)
	2022	2021	2020	2022	2021	2020	2022	2021	2020
Europe	639,996	636,123	606,997	15,186	19,822	20,272	2.37	3.12	3.34
Spain	293,197	283,953	272,154	9,598	13,403	14,053	3.27	4.72	5.16
UK	253,455	262,869	252,255	3,059	3,766	3,138	1.21	1.43	1.24
Portugal	41,755	41,941	40,693	1,247	1,442	1,584	2.99	3.44	3.89
Poland	33,350	33,497	31,578	1,268	1,210	1,496	3.80	3.61	4.74
North America	185,614	149,792	131,626	5,629	3,632	2,938	3.03	2.42	2.23
US	140,452	112,808	99,135	4,571	2,624	2,025	3.25	2.33	2.04
Mexico	45,107	36,984	32,476	1,047	1,009	913	2.32	2.73	2.81
South America	167,348	141,874	129,590	10,381	6,387	5,688	6.20	4.50	4.39
Brazil	101,801	85,702	74,712	7,705	4,182	3,429	7.57	4.88	4.59
Chile	47,811	41,479	42,826	2,384	1,838	2,051	4.99	4.43	4.79
Argentina	5,844	5,481	4,418	122	198	93	2.08	3.61	2.11
Digital Consumer Bank	125,339	116,989	116,381	2,583	2,490	2,525	2.06	2.13	2.17
Corporate Centre	5,824	6,337	4,862	894	903	344	15.35	14.38	7.08
Total Group	1,124,121	1,051,115	989,456	34,673	33,234	31,767	3.08	3.16	3.21
A.Management perimeter according to the reported segments
B.Includes gross lending to customers, guarantees and documentary credits.

Key figures by geographic region are described below at 31 December 2022:
•Europe: The NPL ratio fell 75 bps to 2.37% from 2021 because impaired loans decreased significantly in the UK, and in Spain and Portugal due to the NPL portfolio sales.
•North America: The NPL ratio increased 61 bps to 3.03% from 2021, mainly due to increases at SC USA motivated by the new definition of default.
•South America: The NPL ratio rose 170 bp from 2021 to 6.20%, due to increases in Brazil (mainly due to the retail unsecured portfolio performance and a single name in SCIB) and Chile, offset by the decrease in Argentina.
•Digital Consumer Bank: The NPL ratio decreased 7 bps to 2.06%, despite the decrease in automobile financing.
All support measures (moratoria) that the Group took in response to the covid-19 pandemic have expired, with positive behaviour thanks to economic recovery in 2021,and improved sanitary-health environment in our main geographies. Government liquidity programmes also remained in force in 2022, of which 77% of total credit granted was in Spain (77% was secured by the Instituto de Crédito Oficial - ICO), and 12% of total credit was in the UK, with 98% government-secured.
In the case of delinquent operations with ICO guarantee, the transfer of the overdue guaranteed amounts will take place as the guarantee is executed, regardless of whether the guarantor is subrogated to the right to receive said amounts, according to the regulation of these guarantees. The derecognition of the transferred guaranteed amounts will entail the recognition, at its fair value, of a collection right against the guarantor.
In addition, the Group is following the measures launched by the governments of Spain, Portugal and Poland (for more information please see note 10 c.) , aimed at relieving the mortgage payment burden for vulnerable customers after the increase in interest rates.
Information on the estimation of impairment losses
The calculation of credit risk provisions is performed at financial asset level, estimating potential credit losses through the difference between the expected cash flows and the contractual cash flows, ensuring that the results are adequate considering the status of the transaction, economic conditions and available forward-looking information.
The IFRS 9 impairment model applies to financial assets valued at amortized cost; debt instruments valued at fair value with changes in other comprehensive income; leasing receivables; and commitments and guarantees not valued at fair value.
The portfolio of financial instruments subject to IFRS 9 has three credit risk categories (or stages) according to the status of each instrument in relation to its level of credit risk:
•Stage 1: financial instruments with no significant increase in risk since initial recognition – the impairment provision reflects expected credit losses from defaults over the twelve months from the reporting date.
•Stage 2: financial instruments with a significant credit risk increase since initial recognition but no materialized impairment event – the impairment provision reflects expected losses from defaults over the financial instrument’s residual life.
•Stage 3: financial instruments with true signs of impairment as a result of one or more events resulting in a loss – the impairment provision reflects expected losses for credit risk over the instrument’s expected residual life.
The classification of financial instrument in the IFRS 9 stages is carried out in accordance with the guidelines through the risk management policies of the subsidiaries, which are consistent with the Group's policies.
Estimation of expected loss
Grupo Santander calculates impairment losses using parameters (mainly EAD, PD, LGD and discount rate) based on internal models, the stage in which each financial asset is classified, and regulatory and management expertise. Far from being a simple adaptation, Santander defined and validated them according to specific requirements of IFRS 9 and other guidelines by regulators, supervisors and other international organizations (EBA, NCAs, BIS, GPPC, etc.), such as forward-looking information, point-in-time (PiT) vision, multiple scenarios, calculation of losses for the entire life of the transaction through lifetime PD, etc.
Determination of significant increase in credit risk
In order to determine the classification in stage 2, the Group assesses whether there has been a significant increase in credit risk (SICR) since the initial recognition of the transactions, considering a series of common principles throughout the Group that guarantee that all financial instruments are subject to this assessment, which considers the particularities of each portfolio and type of product on the basis of various quantitative and qualitative indicators. Furthermore, transactions are subject to the expert judgement of the analysts, who set the thresholds under an effective integration in management and implemented according to the approved governance.
The criteria thresholds used by the Group are based on a series of principles, and develop a set of techniques. The principles are as follows:
•Universality: all financial instruments subject to a credit rating must be assessed for their possible SICR.
•Proportionality: the definition of the SICR must take into account the particularities of each portfolio.
•Materiality: its implementation must be also consistent with the relevance of each portfolio so as not to incur in unnecessary costs or efforts.
•Holistic vision: the approach selected must be a combination of the most relevant credit risk aspects (e.g. quantitative and qualitative).
•Application of IFRS 9: the approach must take into consideration IFRS 9 characteristics, focusing on a comparison with credit risk at initial recognition, as well as considering forward-looking information.
•Risk management integration: the criteria must be consistent with those metrics considered in the day-to-day risk management.
•Documentation: Appropriate documentation must be prepared.
The techniques are summarised below:
•Stability of stage 2: in the absence of significant changes in the portfolios credit quality, the volume of assets in stage 2 should maintain a certain stability as a whole.
•Economic reasonableness: at transaction level, stage 2 is expected to be a transitional rating for exposures that could eventually move to a deteriorating credit status at some point or stage 3, as well as for exposures that have suffered credit deterioration and whose credit quality is improving and returns to stage 1.
•Predictive power: it is expected that the SICR definition avoids, as far as possible, direct migrations from stage 1 to stage 3 without having been previously classified in stage 2.
•Time in stage 2: it is expected that the exposures do not remain categorized as stage 2 for an excessive time.
The application of the aforementioned techniques, conclude in the setting of one or several thresholds for each portfolio in each geography. Likewise, these thresholds are subject to a regular review by means of calibration tests, which may entail updating the thresholds types or their values.
Identifying a significant increase in credit risk: when classifying financial instruments under stage 2, Santander considers:
•Quantitative criteria: Grupo Santander reviews and quantifies changes in the risk of default during their expected life based on their credit risk level on initial recognition.
To recognize significant changes so instruments can be classified in stage 2, each subsidiary set quantitative thresholds for its portfolios based on Santander's guidelines for consistent interpretation across all our footprint.
Of those quantitative thresholds, Grupo Santander considers two: the relative threshold, which shows the difference in credit quality since the transaction was approved as a percentage of change; and the absolute threshold, which calculates the total difference in credit quality. All subsidiaries apply them (with different values) in the same manner. The use of one or both depends on portfolio type and other aspects, such as the starting point for average credit quality.
•Qualitative criteria: Several indicators aligned with ordinary credit risk management indicators (e.g. past due for over 30 days, forbearance, etc.). Each subsidiary defined these criteria for its portfolios. Santander supplements these qualitative criteria with expert opinions.
When the presumption of a significant deterioration of credit risk is removed, due to a sufficient improvement of the credit quality, the obligor can be re-classified to Stage 1, without any probationary period in Stage 2.
•Definition of default: Santander incorporated the new definition to provisions calculation according to the EBA’s guidelines; the Group is also considering applying it to prudential framework. In addition, the default definition and stage 3 have been aligned.
This definition considers the following criteria to classify exposures as stage 3: financial instruments with one or more payments more than 90 consecutive days past due, representing at least 1% of the client's total exposure or the identification of other criteria demonstrating, even in the absence of defaults, that it is unlikely that the counterparty is unlikely to meet all of its financial obligations.
The Group applies the default criteria to all exposures of the impaired client. Where an obligor belongs to a group, the default criteria may also be applied to all exposures of the group.
The default classification is maintained during the 3-month test period following the disappearance of all default indicators described above, and this period is extended to one year for forbearances that have been classified as default.
•Expected life of financial instruments: Santander estimates the expected life of financial instruments according to their contractual terms (e.g. prepayments, duration, purchase options, etc.).
The contractual period (including extension options) is the maximum time frame for measuring the expected credit loss. If financial instruments have an undefined maturity period and available balance (e.g. credit cards), Santander estimates its expected life based on the total exposure period and effective management practices to mitigate exposure.
The context and monitoring of the expected credit loss was analysed and reviewed during the health crisis by covid-19 , and was reinforced with collective analysis, monitoring of government measures, monitoring of the evolution of the Group's customers, as well as remedial management actions if necessary. In terms of classification, Grupo Santander has maintained the criteria and thresholds for classification applied prior to the start of the pandemic, eliminating regulatory criteria of the effect of moratorium classification as they have expired, as well as the collective analyses associated with these groups of loans.
Regarding moratorium measures, a rigorous identification and periodic monitoring of the credit quality of the clients and their payment behaviour have been carried out and, through a specific individual or collective evaluation, the timely detection of the significant increase in credit risk.
At the end of December 2022 the credit risk provisions not included any special measures or adjustments in relation to health crisis by covid-19.
1.Forward-looking vision
To estimate expected losses, Grupo Santander requires a great deal of expert analysis as well as past, present and future data. Santander quantifies expected losses from credit events using an unbiased, weighted consideration of up to five future scenarios that could affect our ability to collect contractual cash flows. These scenarios take into account the time value of money, the relevant information available about past events and current conditions, and projections of macroeconomic factors that are considered important to estimate this amount (e.g. GDP, house prices, rate of unemployment, among others).
Santander uses forward-looking information in internal management and regulatory processes under several scenarios. The Group's guidelines and governance ensure synergy and consistency between these different processes.
2. Additional elements
Additional elements will be required when necessary because they have not been captured under the two previous elements. This has included, among others, the analysis of sectors most affected if their impacts are not sufficiently captured by the macroeconomic scenarios. Also collective analysis techniques, when the potential impairment in a group of clients cannot be identified individually.
With the elements indicated above, Grupo Santander has evaluated in each of the geographical areas the evolution of the credit quality of its customers, for the purposes of their classification in Grupo Santander financial statements.
Management overlays
During the 2022, the Group has used, through its process of updating forward looking information and recalibration of parameters, the overlay related to government support measures in various countries that the Group had established as of December 31, 2021 for an amount of 1,232 millions of euros. At the end of 2022, Grupo Santander has EUR 1,471 million as management overlays that include, among others, those destined to cover the uncertainties resulting from the war in Ukraine and the current macroeconomic context.
Exposure and impaired losses
Then, considering the most relevant units of the Group (United Kingdom, Spain, United States, Brazil, also Chile, Mexico, Portugal, Poland, Argentina and Santander Consumer Finance), which represent approximately 96% of the total Group's provisions. The table below shows the impairment losses associated with each stage as of 31 December 2022, 2021 and 2020. In addition, depending on the transactions credit quality, the exposure is divided into four categories according to Standard & Poor's rating scale:

Exposure and impairment losses by stage
EUR million
	2022
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	172,440	1,506	—	173,946
From A+ to BB	394,084	10,601	—	404,685
From BB- to B-	272,456	32,653	—	305,109
CCC and below	11,799	21,436	32,608	65,843
Total exposure B	850,779	66,196	32,608	949,583
Impairment lossesC	3,807	5,195	13,852	22,854

Exposure and impairment losses by stage
EUR million
	2021
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	188,434	1,844	—	190,278
From A+ to BB	377,008	11,954	—	388,962
From BB- to B-	233,779	44,292	—	278,071
CCC and below	3,746	11,878	30,711	46,335
Total exposureB	802,967	69,968	30,711	903,646
Impairment lossesC	4,149	5,103	12,873	22,125

Exposure and impairment losses by stage
EUR million
	2020
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	110,536	1,512	—	112,048
From A+ to BB	378,982	7,612	—	386,594
From BB- to B-	273,443	42,313	—	315,756
CCC and below	3,073	13,525	30,436	47,034
Total exposure B	766,034	64,962	30,436	861,432
Impairment lossesC	4,458	5,461	13,503	23,422
A.Detail of credit quality ratings calculated for Group management purposes.
B.Total exposure includes loan balances (drawn amounts) and off balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
C.Includes provisions for undrawn authorized lines (loan commitments).
The remaining units that form the totality of the Group exposure, contributed EUR 123,796 million in stage 1; EUR 2,902 million in stage 2, and EUR 2,064 million in stage 3 (in 2021 EUR 102,631 million in stage 1; EUR 1,870 million in stage 2, and EUR 2,522 million in stage 3. In 2020, EUR 98,121 million in stage 1; EUR 3,613 million in stage 2, and EUR 1,322 million in stage 3), and impairment losses of EUR 147 million in stage 1; EUR 123 million for stage 2, and EUR 294 million in stage 3 (in 2021, EUR 408 million, EUR 322 million and EUR 841 million and in 2020, EUR 180 million, EUR 393 million and EUR 277 million in stage 1, stage 2 and stage 3, respectively).
The remaining exposure, including all financial instruments not included before, amounts to EUR 538,364 million (EUR 349,228 million in 2021 and EUR 478,093 million in 2020), and it includes all undrawn authorized lines (loan commitments).
As of 31 December 2022, the Group had EUR 322 million net of provisions (EUR 420 million and EUR 497 million at 31 December 2021 and 2020, respectively) of purchased credit-impaired assets, which relate mainly to the business combinations carried out by the Group.
Regarding the evolution of credit risk provisions, the Group, in collaboration with the main geographical areas, monitors them by carrying out sensitivity analyses considering changes in macroeconomic scenarios and main variables that have an impact on the financial assets distribution in the different stages and calculating credit risk provisions.
Additionally, based on consistent macroeconomic scenarios, the Group also performs stress tests and sensitivity analysis in a regular basis, such as ICAAP, strategic plans, budgets and recovery and resolution plans. In this sense, a prospective view of the sensitivity of each of the Group’s loan portfolio is created in relation to the possible deviation from the base scenario, considering both the macroeconomic developments in different scenarios and the three year evolution of the business. These tests include potentially adverse and favourable scenarios.
3.Detail of the main geographical areas
Following is the risk information related to the most relevant geographies in exposure and credit risk allowances.
This information includes sensitivity analysis, consisting on simulations of +/-100 bp in the main macroeconomic variables. A set of specific and complete scenarios is used in each geography, where different shocks that affect both the reference variable as well as the rest of the parameters is simulated. These shocks collect mainly the most relevant risks and may be originated by productivity, tax, wages or exchange and interest rates factors.
Sensitivity is measured as the average variation on expected loss corresponding to the aforementioned movement of +/-100 bp. Following a conservative approach, the negative movements take into account one additional standard deviation in order to reflect the potential higher variability of losses.
3.1. United Kingdom
Credit risk with customers in the UK (excluding Santander Consumer UK and Santander London Branch) declined year-on-year by 3.6% (+1.8% in local currency) to EUR 253,455 million. 22.5% of Santander’s loan portfolio is in the UK.
At 1.21%, the NPL ratio fell 22 bps from December 2021, due to a significant drop in the corporates segment following covid relief measures and the positive performance of the real estate market. The profile of the different segments remains stable.
Mortgage portfolio
Because of its size, Grupo Santander closely monitor Santander UK’s mortgage portfolio for the entity itself and the Group.
As of 31 December 2022, the mortgage portfolio of Santander UK grew by 5.5% in local currency to EUR 209,872 million. It comprises residential mortgages granted to new and existing customers which are first lien mortgages. There are no second or more liens on mortgaged properties.
The high loan origination rate observed since 2021 carried on into 2022, with very low credit risk. The economy slowdown and the interest rate hikes have moderated the increasing pace of house price increases from the second half of the year.
Information on the estimation of impairment losses
The detail of Santander's UK exposure and impairment losses associated with each of the stages at 31 December, 2022, 2021 and 2020, is shown below.
In addition, the exposure is divided in four tranches of the Standard & Poor's rating scale, according to their current credit quality:

Exposure and impairment losses by stage
EUR million
	2022
Credit qualityA	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	85,930	827	—	86,757
From A+ to BB	118,585	7,547	—	126,132
From BB- to B-	16,831	11,093	—	27,924
CCC and below	220	978	3,059	4,257
Total exposureB	221,566	20,445	3,059	245,070
Impairment lossesC	166	529	337	1,032

Exposure and impairment losses by stage
EUR million
	2021
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	97,388	1,015	—	98,403
From A+ to BB	113,030	8,074	—	121,104
From BB- to B-	13,063	10,657	—	23,720
CCC and below	—	943	3,508	4,451
Total exposure B	223,481	20,689	3,508	247,678
Impairment lossesC	135	372	460	967

Exposure and impairment losses by stage
EUR million
	2020
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	41,757	111	—	41,868
From A+ to BB	142,308	2,116	—	144,424
From BB- to B-	34,965	16,814	—	51,779
CCC and below	—	—	3,229	3,229
Total exposure B	219,030	19,041	3,229	241,300
Impairment lossesC	223	557	668	1,448
A.Detail of credit quality ratings calculated for Group management purposes.
B.Total exposure includes loan balances (drawn amounts) and off balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
C.Includes provisions for undrawn authorized lines (loan commitments).
For the estimation of expected losses, prospective information is taken into account. Specifically, Santander UK considers five macroeconomic scenarios, which are updated periodically. The evolution forecasted in 2022 for the next five years of the main macroeconomic indicators used by Santander UK to estimate expected losses is presented below:

	2023 - 2027
Variables	Pessimistic scenario 3	Pessimistic scenario 2	Pessimistic scenario 1	Base scenario	Optimistic scenario 1
Interest rate	4.3%	3.0%	2.7%	3.1%	2.8%
Unemployment rate	6.0%	7.3%	5.5%	4.6%	4.4%
Housing price change	-4.4%	-4.6%	-3.5%	-0.4%	-0.7%
GDP growth	-0.4	-0.5%	-0.2%	0.7%	1.2%
Each of the macroeconomic scenarios is associated with a given weight. In terms of allocation, Santander UK associates the highest weighting to the base scenario, while it associates the lowest weightings to the most extreme or severe scenarios. In addition, at 31 December 2022, the weights used by Santander UK reflect the future prospects of the British economy in relation to its current political and economic position so that higher weights are assigned for negative scenarios:

	2022	2021	2020
Pessimistic scenario 3	20%	5%	10%
Pessimistic scenario 2	10%	20%	25%
Pessimistic scenario 1	15%	25%	15%
Base scenario	50%	45%	45%
Optimistic scenario 1	5%	5%	5%
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios, as of December 2022, is as follows:

	Change in Provision
	Mortgages	Corporates
GDP Growth
-100 bp	18.9%	7.1%
100 bp	-8.1%	-4.0%
Housing price change
-100 bp	10.1%	10.2%
100 bp	-6.0%	-12.0%
Unemployment rate
-100 bp	-10.8%	-5.4%
100 bp	27.2%	10.5%
In relation to the previously mentioned management overlays, UK has constituted EUR 328 million.
With regards to the determination of classification in stage 2, the quantitative criteria applied by Santander UK are based on identifying whether any increase in PD for the expected life of the transaction is greater than both an absolute and a relative threshold (the PD used in that assessment are adjusted to the transaction's remaining term and also annualised in order to facilitate that the thresholds defined cover the whole range of the transactions maturity dates). The relative threshold established is common to all portfolios and a transaction is considered to exceed this threshold when the PD for the entire life of the transaction increases by 100% with respect to the PD at the time of initial recognition. The absolute threshold, on the other hand, is different for each portfolio depending on the characteristics of the transactions, ranging between 360 bps and 30 bps.
In addition, for each portfolio, a series of specific qualitative criteria is defined to indicate that the exposure has experienced a significant increase in credit risk, regardless of the evolution of its PD since the time of initial recognition. Santander UK, among other criteria, considers that an operation presents a significant increase in credit risk when it presents irregular positions for more than 30 days. These criteria depend on the risk management practices of each portfolio.
3.2. Spain
Portfolio overview
Santander España’s credit risk totalled EUR 293,197 million (26% of Grupo Santander’s total). It is appropriately diversified among products and customer segments.
The macroeconomic outlook is marked by an environment of high uncertainty, where there are also factors that have an opposite influence. Positive factors, such as the reactivation of tourism after the end of the pandemic was declared together with a better than expected macro economic performance, and negative factors such as high inflation and the rise in interest rates that will affect the purchasing power of families.
In this context, the activity had a different behaviour between segments, since it grew significantly in consumer credit and large corporates, but it remained stable in mortgages and decreased significantly in SMEs, as customer positions were maintained in the support and liquidity programs (financing lines of the Official Credit Institute - ICO) without having to require new financing.
Total credit risk increased 3.3%from December 2021. The ICO loans that were granted as a result of the pandemic (EUR 25,428 million) maintain a high weight in this segment.
The credit portfolio’s NPL ratio was 3.27%, 145 lower than in December 2021. This better overall portfolio performance was driven by customer support programmes, the regularization of several restructured positions and portfolio sales.
The NPL coverage ratio remained at 51%. The cost of credit was reduced to 0.61% (-31 bps vs. December 2021).
Information on the estimation of impairment losses
The detail of Santander Spain exposure and impairment losses associated with each of the stages at 31 December, 2022, 2021 and 2020, is shown below. In addition, the exposure is divided in four tranches of the Standard & Poor's rating scale, according to their current credit quality:

Exposure and impairment losses by stage
EUR million
	2022
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	37,133	447	—	37,580
From A+ to BB	107,667	282	—	107,949
From BB- to B-	46,296	6,388	—	52,684
CCC and below	253	5,234	8,893	14,380
Total exposureB	191,349	12,351	8,893	212,593
Impairment lossesC	507	666	3,472	4,645

Exposure and impairment losses by stage
EUR million
	2021
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	43,978	352	—	44,330
From A+ to BB	109,142	555	—	109,697
From BB- to B-	33,104	11,716	—	44,820
CCC and below	129	3,024	12,761	15,914
Total exposureB	186,353	15,647	12,761	214,761
Impairment lossesC	422	580	5,005	6,007

Exposure and impairment losses by stage
EUR million
	2020
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	38,656	1,199	—	39,855
From A+ to BB	108,336	318	—	108,654
From BB- to B-	40,294	6,533	—	46,827
CCC and below	336	5,008	13,762	19,106
Total exposureB	187,622	13,058	13,762	214,442
Impairment lossesC	479	732	5,277	6,488
A.Detail of credit quality ratings calculated for Group management purposes. Excluding the SCIB branches business
B.Total exposure includes loan balances (drawn amounts) and off balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
C.Includes provisions for undrawn authorized lines (loan commitments).

For the estimation of the expected losses, the prospective information is taken into account. Specifically, Santander Spain considers three macroeconomic scenarios, which are updated periodically. The projected evolution for a period of five years of the main macroeconomic indicators used by Santander Spain for estimating expected losses as of 2022, is presented below:

	2023-2027
Variables	Pessimistic scenario	Base scenario	Optimistic scenario
Interest rate	2.6%	2.3%	2.0%
Unemployment rate	16.6%	12.2%	10.7%
Housing price change	2.3%	3.3%	3.8%
GDP growth	0.5%	2.0%	3.3%
Each macroeconomic scenarios is associated with a given weight. As for its allocation, Santander Spain associates the Base scenario with the highest weight, while associating the lower weights to the most extreme scenarios:

	2022	2021	2020
Pessimistic scenario	30%	30%	30%
Base scenario	40%	40%	40%
Optimistic scenario 1	30%	30%	30%
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios is as follows:

	Change in Provision
	Mortgages	Corporates	Others
GDP Growth
-100 bp	10.9%	4.7%	3.9%
100 bp	-5.4%	-2.9%	-2.7%
Housing price change
-100 bp	4.4%	2.6%	3.4%
100 bp	-3.6%	-2.0%	-2.3%
In relation to the previously mentioned management overlays, Spain has constituted EUR 274 million.
With regards to the stage 2 classification determination, the quantitative criteria applied in Santander Spain are based on identifying whether an increase in the PD for the expected lifetime of the transaction when compared to the one at its origination is greater than an absolute threshold. The threshold established is different for each portfolio based on the transactions characteristics, considering that a transaction is above this threshold when the PD for the life of the transaction increases by a certain quantity over the initial recognized PD. The values of these thresholds depend on their calibration, carried out periodically as indicated in the preceding paragraphs, which currently ranges from 25% to 1%, depending on the type of product and estimated sensitivity. Regarding the relative threshold, all operations that exceed 200% belonging to customers with good credit quality (internal rating greater than 4) will be classified in stage 2 if they also exceed the absolute threshold. On the other hand, those customer contracts with a worse credit quality will be classified in stage 2 if it exceeds the relative threshold or the absolute threshold.
In the case of non-retail portfolios, Santander Spain uses the transaction's rating as a reference for its PD, taking into account its rating at the time of origination and its current rating, setting absolute thresholds for the different rating bands that depend on each portfolio characteristics. A SICR implies changes in the rating value between 0.1 and 4, depending on the portfolio and the estimated sensitivity (from lower to higher credit quality, the rating range goes from 1 to 9.3).
In addition, for each portfolio, a series of specific qualitative criteria are defined indicating that the exposure experienced a significant increase in credit risk, regardless of the evolution of its PD since the time of initial recognition. Santander Spain, among other criteria, considers that an operation presents a significant increase in credit risk when positions have been past due for more than 30 days. These criteria depend on the risk management practices of each portfolio.
Residential mortgage portfolio
Residential mortgages in Spain, including Santander Consumer Finance business, amounted to EUR 63,688 million in 2022 (EUR 62,324 million and EUR 59,605 million in 2021 and 2020, respectively), 99.55% of which have a mortgage guarantee (99.33% and 99.35% in 2021 and 2020, respectively).

	2022
EUR Million	Gross amount	Of which: impaired
Home purchase loans to families	63,688	1,088
Without mortgage guarantee	288	24
With mortgage guarantee	63,400	1,064

	2021
EUR Million	Gross amount	Of which: impaired
Home purchase loans to families	62,324	1,860
Without mortgage guarantee	419	115
With mortgage guarantee	61,905	1,745

	2020
EUR Million	Gross amount	Of which: impaired
Home purchase loans to families	59,605	1,850
Without mortgage guarantee	387	75
With mortgage guarantee	59,218	1,775
The mortgage portfolio for the acquisition of homes in Spain is characterised by its medium-low risk profile, which limits expectations of any potential additional impairment:
•Principal is repaid on all mortgages from the start.
•Early repayment is common so the average life of the transaction is well below that of the contract.
•High quality of collateral, concentrated almost exclusively in financing for first homes.
•The average affordability rate stood at 26% (27% in 2021 and 2020).
•The 93% of the portfolio has a LTV below 80% calculated as total risk/latest available house appraisal.
Breakdown of the credit with mortgage guarantee to households for house acquisition, according to the percentage that the total risk represents on the amount of the latest available valuation (loan to value):

	2022
	Loan to value ratio
EUR Million	Less than or equal to 40%	More than 40% and less than 60%	More than 60% and less than 80%	More than 80% and less than or equal to 100%	More than 100%	Total
Gross amount	17,877	20,617	20,225	3,294	1,387	63,400
Of which impaired	132	192	220	181	339	1,064
In November 2022, Royal Decree-Law 19/2022 was published, which establishes a Code of Good Practices in response to the rise in interest rates on mortgage loans for primary residences and Royal Decree-Law 6/2012 of protection measures for mortgage debtors without resources. The entity is analysing the plausible impact based on different adherence hypotheses. The code of good practices is focused on extending the term of the operations (aids ranging between 2 and 7 years of extension).
Corporate & SME financing
Credit risk with SME and corporates in commercial banking amounted to EUR 112,255 million, 2.3% lower than in December 2021, mainly due to the fall in the portfolio of SMEs of 4.3%. This is Santander Spain's main lending segment, accounting for 39% of the total, at the level of CIB portfolio, which in 2022 has come to include branches in Europe.
Most of the portfolio corresponds to clients who have been assigned a credit analyst, who performs continuous management of said clients during all phases of the risk cycle.
The portfolio is broadly diversified and not concentrated by sector of activity. 2021 was a year of stability in the portfolio figures after the significant growth in 2020 due to the liquidity support programmes (ICO), which after the initial grace period have begun to be amortised.
The portfolio’s NPL ratio stood at 5.79% in December 2022. The NPL ratio decreased by 171 bps compared to December 2021, due to a reduction in the delinquency stock in SMEs, due to the proactive management of delinquent positions with the support of portfolio sales.
Real estate activity
Santander has specialized teams that are in charge of managing real estate business production and risk areas that cover the entire life cycle of these operations.

The changes in gross property development loans to customers were as follows:

EUR million
	2022	2021	2020
Balance at beginning of year	2,625	2,871	2,939
Foreclosed assets	—	(1)	(6)
Reductions	(295)	(230)	(24)
Written-off assets	(3)	(15)	(38)
Balance at end of year	2,327	2,625	2,871

The NPL ratio of this portfolio ended the year at 4.04% (compared with 5.07% and 6.13% at December 2021 and 2020, respectively) due to the decrease of non-performing assets in the troubled loan portfolio and, in particular, to the sharp reduction in lending in this segment. The table below shows the distribution of the portfolio. The coverage ratio of the real estate doubtful exposure in Spain stands at 35.11% (30.08% and 32.95% in 2021 and 2020, respectively).

	2022
EUR Million	Gross amount	Excess of gross exposure over maximum recoverable amount of effective collateral	Specific allowance
Financing for construction and property development (including land) (business in Spain)	2,327	211	44
Of which impaired	94	21	33
Memorandum items written-off assets	487	—	—

Memorandum items: Data from the public consolidated balance sheet
2022
EUR Million	Carrying amount
Total loans and advances to customers excluding the Public sector (business in Spain) (Book value)	250,702
Total consolidated assets (Total business) (Book value)	1,734,659
Impairment losses and credit risk allowances. Coverage for unimpaired assets (business in Spain)	1,311
At year-end, the distribution of this portfolio was as follows:

2022
EUR Million	Loans: gross amount
1. Without mortgage guarantee	43
2. With mortgage guarantee	2,285
2.1 Completed buildings	1,138
2.1.1 Residential	674
2.1.2 Other	464
2.2 Buildings and other constructions under construction	1,110
2.2.1 Residential	1,103
2.2.2 Other	7
2.3 Land	37
2.3.1 Developed consolidated land	25
2.3.2 Other land	12
Total	2,328
Policies and strategies in place for the management of these risks
The policies in force for the management of this portfolio are periodically reviewed and approved on a regular basis by Santander's senior management.
As has already been disclosed in this section, the Group’s anticipatory management of these risks enabled it to significantly reduce its exposure, and it has a granular, geographically diversified portfolio in which the financing of second residences accounts for a very small proportion of the total.
Mortgage lending on non-urban land represents a low percentage of mortgage exposure to land, while the remainder relates to land already classified as urban or approved for development.
The significant reduction of exposure in the case of residential financing projects in which the construction work has already been completed was based on various actions. As well as the specialised marketing channels already in existence, campaigns were carried out with the support of specific teams of managers for this function who, in the case of the Santander network, were directly supervised by the recoveries business area. These campaigns, which involved the direct management of the projects with property developers and purchasers, reducing sale prices and adapting the lending conditions to the buyers’ needs, enabled loans already in force to be subrogated. These subrogations enable to diversify its risk in a business segment that displays a clearly lower non-performing loans ratio.
In the case of construction-phase projects that are experiencing difficulties of any kind, the policy adopted is to ensure completion of the construction work so as to obtain completed buildings that can be sold in the market. To achieve this aim, the projects are analysed on a case-by-case basis in order to adopt the most effective series of measures for each case (structured payments to suppliers to ensure completion of the work, specific schedules for drawing down amounts, etc.).
For the real estate business production, the admission processes are managed by specialized teams that work in direct coordination with the commercial teams, with clearly defined policies and criteria:
•Property developers with a robust solvency profile and a proven track record in the market.
•Medium-high level projects, conducting to contracted demand and significant cities.
•Strict criteria regarding the specific parameters of the transactions: exclusive financing for the construction cost, high percentages of accredited sales, principal residence financing, etc.
•Support of financing of government-subsidised housing, with accredited sales percentages.
•Restricted financing of land purchases dealt with exceptional nature.
In addition to the permanent control performed by its risk monitoring teams, the Group has a specialist technical unit that monitors and controls this portfolio with regard to the stage of completion of construction work, planning compliance and sales control, and validates and controls progress billing payments. The Group has created a set of specific tools for this function. All mortgage distributions, amounts drawn down of any kind, changes made to the grace periods, etc. are authorised on a centralised basis.
Foreclosed properties
At 31 December 2022, the net balance of these assets amounted to EUR 2,971 million (gross amount of EUR 6,422 million; recognised allowance of EUR 3,451 million, of which EUR 2,526 million related to impairment after the foreclosure date).
At 31 December 2021, the net balance of these assets amounted to EUR 3,591 million (gross amount: EUR 7,364 million; recognised allowance: EUR 3,773 million, of which EUR 2,729 million related to impairment after the foreclosure date). At 31 December, 2020, the net balance of these assets amounted to EUR 3,962 million (gross amount of EUR 7,937 million; recognised allowance of EUR 3,975 million, of which EUR 2,834 million related to impairment after the foreclosure date).

The following table shows the detail of the assets foreclosed by the businesses in Spain at the end of 2022:

	2022
EUR Million	Gross carrying amount	Valuation adjustments	Of which impairment losses on assets since time of foreclosure	Net Carrying amount
Property assets arising from financing provided to construction and property development companies	5,587	3,097	2,275	2,490
Of which:
Completed buildings	1,456	713	583	743
Residential	341	157	127	184
Other	1,115	556	456	559
Buildings under construction	92	44	32	48
Residential	25	7	4	18
Other	67	37	28	30
Land	4,039	2,340	1,660	1,699
Developed land	1,286	689	415	597
Other land	2,753	1,651	1,245	1,102
Property assets from home purchase mortgage loans to households	659	274	190	385
Other foreclosed property assets	176	80	61	96
Total property assets	6,422	3,451	2,526	2,971
In addition, the Group has shareholdings in entities holding foreclosed assets amounting to EUR 439 million (mainly Project Quasar Investment 2017, S.L. with EUR 405 million), and equity instruments foreclosed or received in payment of debts amounting to EUR 15 million.
In recent years, the Group has considered foreclosure to be a more efficient method for resolving cases of default than legal proceedings. The Group initially recognises foreclosed assets at the lower of the carrying amount of the debt (net of provisions) and the fair value of the foreclosed asset (less estimated costs to sell). Subsequent to initial recognition, the assets are measured at the lower of fair value (less costs to sell) and the amount initially recognised.
The fair value of this type of assets is determined by the Group’s directors based on evidence obtained from qualified valuers or evidence of recent transactions.
The management of real estate assets on the balance sheet is carried out through companies specializing in the sale of real estate that is complemented by the structure of the commercial network. The sale is realised with at prices in accordance with the market situation and the offer of wholesale buyers.
The gross movement in foreclosed properties were as follows (EUR billion):

	EUR Billion
	2022	2021	2020
Gross additions	0.2	0.4	0.5
Disposals	(1.3)	(1.1)	(0.9)
Difference	(1.1)	(0.7)	(0.4)

3.3. United States
Santander US’s credit risk increased to EUR 140,452 million at the end of December 2022. It makes up 12.5% of Grupo Santander's total credit risk.
Leases carried out exclusively under the Stellantis Group agreement (primarily with highly creditworthy customers) dropped 1.8% to EUR 13,400 million, providing stable and recurring earnings. Risk management and residual value mitigation measures remain a priority.
Santander US includes the following business units:
Santander Bank, National Association (SBNA)
Its activity is focused on commercial banking with 54% of the portfolio distributed in individuals, and approximately 46% in corporates. The bank's core strategic objectives include continuing to improve customer experience, growing its customer and deposit base with digital initiatives to transform business and branches, and using its deposit base to build up its Commercial Real Estate business. To maximize returns and growth, retail and commercial banking mainly consists of consumer credit, auto-lending and auto-leasing, but not mortgages or any kind of loans or lines of credit secured by collateral. In 2022 lending increased 12.8% across all segments, helped by a stronger US dollar. Excluding the FX effect, the increase was lower, standing at 6.3%.
The NPL ratio increased to 1.8% (+23 bp in the year) as of December 2022 the cost of credit increased to 0.36% once the provisions were normalized after the extraordinary releases of 2021 that were favoured by the fiscal support and stimulus programs still in force at that time.
Information on the estimation of impairment losses
The detail of Santander Bank, National Association exposure and impairment losses associated with each of the stages at 31 December, 2022, 2021 and 2020, is shown below. In addition, the exposure is divided in four tranches of the Standard & Poor's rating scale, according to their current credit quality:

Exposure and impairment losses by stage
EUR million
	2022
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	6,884	145	—	7,029
From A+ to BB	20,768	366	—	21,134
From BB- to B-	30,359	2,225	—	32,584
CCC and below	308	558	459	1,325
Total exposureB	58,319	3,294	459	62,072
Impairment lossesC	392	241	74	707

Exposure and impairment losses by stage
EUR million
	2021
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	8,811	124	—	8,935
From A+ to BB	29,379	1,033	—	30,412
From BB- to B-	12,193	2,756	—	14,949
CCC and below	19	361	477	857
Total exposureB	50,402	4,274	477	55,153
Impairment lossesC	263	314	45	622

Exposure and impairment losses by stage
EUR million
	2020
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	3,284	48	—	3,332
From A+ to BB	14,821	1,730	—	16,551
From BB- to B-	24,350	2,459	—	26,809
CCC and below	30	518	403	951
Total exposure B	42,485	4,755	403	47,643
Impairment lossesC	344	316	42	702
A.Detail of credit quality ratings calculated for Group management purposes.
B.Total exposure includes loan balances (drawn amounts) and off-balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
C.Includes provisions for undrawn authorized lines (loan commitments).
For the estimation of expected losses, prospective information is taken into account. Specifically, Santander Bank, National Association considers four macroeconomic scenarios, which are updated periodically. The evolution projected in 2022 for a period of five years of the main macroeconomic indicators used Santander Bank, National Association to estimate expected losses is presented below:

	2023 - 2027
Variables	Pessimistic scenario 2	Pessimistic scenario 1	Base scenario	Optimistic scenario
Interest rate (annual averaged)	2.5%	2.9%	3.4%	3.2%
Unemployment rate	6.0%	4.6%	4.1%	3.4%
House price change	-1.5%	-0.9%	0.1%	1.7%
GDP growth	1.8%	2.1%	1.6%	2.8%
Each of the macroeconomic scenarios is associated with a given weight. As for its allocation, Santander Bank, National Association associates the highest weighting to the Base scenario, while associates the lowest weightings to the most extreme scenarios:

	2022	2021	2020
Pessimistic scenario 2	18%	18%	18%
Pessimistic scenario 1	20%	20%	20%
Base scenario	33%	33%	33%
Optimistic scenario	30%	30%	30%
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios as of 2022 is as follows:

	Change in Provision
	Mortgages	Corporates
GDP Growth
-100 bp	7.7%	18.1%
100 bp	-5.5%	-8.2%
Housing price change
-100 bp	12.8%	20.3%
100 bp	-6.1%	-9.5%
Unemployment rate
-100 bp	-22.8%	-33.6%
100 bp	29.0%	48.0%
In relation to the previously mentioned management overlays, SBNA has constituted EUR 215 million.
In relation to the Stage 2 classification determination, the quantitative criteria applied at SBNA for retail portfolios uses the FICO (Fair Isaac Corporation) score at the time of origination and its current value, establishing different absolute threshold for each portfolio according to their characteristics. A SICR implies changes in that score ranging from 120 bp to 20 bp.
In the case of wholesale portfolios, SBNA uses the transaction's rating as a reference for its PD, taking into account its rating at the time of origination and its current rating, setting absolute thresholds for the different rating bands that depend on each portfolio characteristics. A SICR implies changes in the rating value between 2 and 0.1, depending on the portfolio and the estimated sensitivity (from lower to higher credit quality, the rating range goes from 1 to 9.3).
Additionally, for each portfolio, a series of specific qualitative criteria are defined, which indicate that the exposure has experienced a significant increase in credit risk, regardless of the evolution of its PD since the initial recognition. Santander Bank, National Association, among other criteria, considers that a transaction presents a significant increase in credit risk when it has arrears positions for more than 30 days. These criteria depend on the risk management practices of each portfolio.
Santander Consumer USA Inc.
Santander Consumer USA Inc. (SC USA) presents higher risk indicators than other Santander US units due to the nature of its business, which focuses on auto finance via loans and leasing.
The focus continues to be on managing the relationship between profitability and risk, via management of prices adjusted to the credit quality of the customer/transaction, while improving the dealers' experience. Originations in the auto portfolio did not grow compared to the previous year, as a reflection of the restriction in the supply of new vehicles and the revaluation of used vehicles compared to the levels of previous years.
As of 31 December 2022, risk indicators stabilized with the end of covid relief programmes for customers and government stimulus and with the new definition of default: NPLs increased to 12.1% (+584 bp in the year); and the cost of credit stood at 4.68% (+314 bp YoY). Non-performing coverage ratio fell to 87% (-89 pp in the year).

Information on the estimation of impairment losses
The detail of Santander Consumer USA Holding Inc. exposure and impairment losses associated with each of the stages at 31 December 2022, 2021 and 2020, is shown below. In addition, the exposure is divided in four tranches of the Standard & Poor's rating scale, according to their current credit quality:

Exposure and impairment losses by stage
EUR million
	2022
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	—	—	—	—
From A+ to BB	171	—	—	171
From BB- to B-	14,564	512	—	15,076
CCC and below	7,735	5,108	3,870	16,713
Total exposure B	22,470	5,620	3,870	31,960
Impairment lossesC	672	1,232	1,452	3,356

Exposure and impairment losses by stage
EUR million
	2021
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	417	4	—	421
From A+ to BB	800	35	—	835
From BB- to B-	18,655	5,930	—	24,585
CCC and below	222	1,931	1,658.00	3,811
Total exposure B	20,094	7,900	1,658	29,652
Impairment lossesC	524	1,741	572	2,837

Exposure and impairment losses by stage
EUR million
	2020
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	359	3	—	362
From A+ to BB	1,330	9	—	1,339
From BB- to B-	20,585	2,694	—	23,279
CCC and below	905	2,137	1,019	4,061
Total exposure B	23,179	4,843	1,019	29,041
Impairment lossesC	911	1,820	726	3,457
A.Detail of credit quality ratings calculated for Group management purposes.
B.Total exposure includes loan balances (drawn amounts) and off-balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
C.Includes provisions for undrawn authorized lines (loan commitments).
SC USA reassessed the suitability of macroeconomic scenarios and adjusted them in light of new information. At the end of 2022, Santander updated the most recent scenarios to calculate IFRS 9 provisions by recalibrating and revising the forward-looking information and risk model parameters. In this process, it has been analysed that the scenarios and models adequately capture the macroeconomic effects on the credit risk profile, therefore no additional funds have been allocated in this regard.
In relation to the methodology used to calculate impairment losses, Santander Consumer USA Inc. uses a method for calculating expected losses based on the use of risk parameters: EAD (exposure at default), PD (probability of default) and LGD (loss given default). The expected loss is calculated by adding the estimated monthly expected losses for the entire life of the operation, unless the operation is classified in Stage 1, which will correspond to the sum of the estimated monthly expected losses during the following 12 months.
In general, there is an inverse relationship between the transactions credit quality and the impairment losses projections so that transactions with better credit quality require a lower expected loss. Transactions credit quality, which is reflected in the internal rating associated to each transaction or client, is shown in the probability of default of the transactions.
For the expected losses estimation, prospective information should be taken into account. Specifically, Santander Consumer USA Holdings Inc. considers four macroeconomic scenarios, periodically updated over a 5-year time horizon.
The evolution forecasted in 2022 for a period of five years of the main macroeconomic indicators used by in Santander Consumer USA Holdings Inc in the estimation of expected losses is shown below:

	2023 - 2027
Variables	Pessimistic scenario 2	Pessimistic scenario 1	Base scenario	Optimistic scenario
Interest rate (annual averaged)	2.5%	2.9%	3.4%	3.2%
Unemployment rate	6.0%	4.6%	4.1%	3.4%
House price change	-1.5%	-0.9%	0.1%	1.7%
GDP growth	1.8%	2.1%	1.6%	2.8%
ManheimA index	-3.6%	-3.6%	-3.6%	-3.6%
A. US used vehicle price car index.
Each of the macroeconomic scenarios is associated with a given weight. Santander Consumer USA Inc. associates the highest weighting to the Base scenario, whereas it associates the lowest weightings to the most extreme or acid scenarios:

	2022	2021	2020
Pessimistic scenario 2	18%	18%	18%
Pessimistic scenario 1	20%	20%	20%
Base scenario	33%	33%	33%
Optimistic scenario	30%	30%	30%
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios at the end of 2022 is as follows:

Change in provision
SC Auto
Manheim index
-100 bp	2.4%
100 bp	-2.2%
Unemployment Rate
-100 bp	-2.6%
100 bp	2.8%
House Price Change
-100 bp	1.3%
100 bp	-0.8%
GDP growth
-100 bp	1.6%
100 bp	-0.9%
In relation to the stage 2 classification determination, the quantitative criteria applied at SC USA uses the FICO (Fair Isaac Corporation) score at the time of origination and its current value, establishing different absolute threshold for each portfolio according to their characteristics. A SICR implies changes in that score ranging from 100 bp to 60 bp.
Additionally, for each portfolio, a series of specific qualitative criteria are defined, which indicate that the exposure has had a significant increase in credit risk, regardless of the evolution of its PD since the initial recognition. Santander Consumer USA Holdings Inc. among other criteria, considers that a transaction presents a significant increase in credit risk when it has irregular positions for more than 30 days. These criteria depend on the risk management practices of each portfolio.
3.4. Banco Santander (Brasil) S.A.
Santander Brasil's credit risk amounted to EUR 101,801 million. It increased by 19% from 2021. Minus the exchange rate effect, it grew by 6.2%. As of December 2022, Santander Brasil accounts for 9% of Grupo Santander's loan book.
SME lending grew steadily, as practically all subsegments grew in originations, especially among low-risk borrowers. As of August, the relaunch of Government Guarantee Programmes for all subsegments has contributed to the aforementioned increase in production, in order to combat the effects of generalized macroeconomic volatility.
Lending to corporates saw robust growth. New originations had sound risk profiles, which helped keep credit quality indicators within targets and reinforced the portfolio's profitability. The more challenging environment has created some pressure; but it hasn’t had any direct effect on provisions during the year.
2022 in Brazil was marked by economic instability and high inflation rates, although it has been declining in the second half of the year, standing at 5.8% in December (the lowest rate since February 2021).
Because of inflation, benchmark rate (“Selic”) hikes and other macroeconomic variables, together with the retail unsecured portfolio performance and a single name in SCIB in the fourth quarter, at 31 December 2022 loan-loss provisions reached EUR 4,417 million, a 63% year-on-year increase (excluding the effect of the exchange rate, the increase would remain at 38%) Cost of risk rose from 3.73% in 2021 to 4.79% in 2022.

Information on the estimation of impairment losses
The detail of Banco Santander (Brasil) S.A. exposure and impairment losses associated with each of the stages at 31December, 2022, 2021 and 2020, is shown below. In addition, the exposure is divided in four tranches of the Standard & Poor's rating scale, according to their current credit quality:

Exposure and impairment losses
EUR million	2022
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	18,033	41	—	18,074
From A+ to BB	35,902	342	—	36,244
From BB- to B-	31,269	3,195	—	34,464
CCC and below	432	4,547	7,705	12,684
Total exposureB	85,636	8,125	7,705	101,466
Impairment lossesC	575	1,219	4,334	6,128

Exposure and impairment losses
EUR million	2021
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	22,555	296	—	22,851
From A+ to BB	24,003	280	—	24,283
From BB- to B-	27,040	2,241	—	29,281
CCC and below	1,542	2,544	4,182	8,268
Total exposureB	75,140	5,361	4,182	84,683
Impairment lossesC	1,232	909	2,510	4,651

Exposure and impairment losses
EUR million	2020
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	13,226	97	—	13,323
From A+ to BB	25,460	112	—	25,572
From BB- to B-	25,180	2,946	—	28,126
CCC and below	986	2,996	3,429	7,411
Total exposureB	64,852	6,151	3,429	74,432
Impairment lossesC	971	776	2,132	3,879
A.Detail of credit quality ratings calculated for Group management purposes.
B.Total exposure includes loan balances (drawn amounts) and off-balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
C.Includes provisions for undrawn authorized lines (loan commitments).
For the expected losses estimation, prospective information is taken into account. Particularly, Santander Brazil considers three macroeconomic scenarios, periodically updated. The evolution for a period of five years of the main macroeconomic indicators used to estimate the expected losses in Santander Brazil is as follows:

	2023-2027
Variables	Pessimistic scenario	Base scenario	Optimistic scenario
Interest rate (annual averaged)	12.6%	8.6%	6.4%
Unemployment rate	15.2%	11.1%	7.6%
House price change	0.6%	2.8%	7.9%
GDP growth	-0.8%	1.1%	3.3%
Burden income	33.2%	30.0%	23.9%
Each macroeconomic scenario is associated with a given weight. Regarding its assignation, Brazil links the highest weight to the base scenario whilst links the lowest weights to the most extreme scenarios:

	2022	2021	2020
Pessimistic scenario	10%	10%	10%
Base scenario	80%	80%	80%
Optimistic scenario	10%	10%	10%
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios is at the end of 2022 as follows:

	Change in provision
	Consumer	Corporate	Other
GDP growth
-100 bp	0.7%	3.2%	1.7%
100 bp	-0.3%	-1.0%	-0.9%
Burden income
-100 bp	-0.5%	-1.4%	-1.5%
100 bp	1.1%	8.9%	3.8%
Interest rate (SELIC)
-100 bp	-0.2%	-1.5%	-0.4%
100 bp	0.9%	5.6%	2.4%
In relation to the previously mentioned management overlays, Santander Brazil has constituted EUR 181 million .
Regarding the stage 2 classification determination, Santander Brazil analyses whether any increase in PD for the entire expected life of the operation is greater than the combination of an absolute threshold and a relative threshold. The established threshold is different for each portfolio depending on the characteristics of the transactions, considering that a transaction exceeds said threshold when the PD for the entire life of the transaction increases a certain amount over the PD it had at the time of initial recognition. The values of said absolute thresholds depend on their calibration, carried out periodically, currently ranging between 30% and 1% depending on the type of product and the estimated sensitivity. Regarding the relative threshold, they range mainly between 500% and 50% depending on the type of product and the estimated sensitivity.
In addition, for every portfolio, a set of specific qualitative criteria are defined to indicate that the exposure to credit risk has significantly risen, regardless of the evolution of its PD since the initial recognition. Santander Brazil, among other criteria, considers that an operations involves a significant increase in credit risk when it presents irregular positions for more than 30 days, but in Real State, Consigned and Financial portfolios, where, due to their particular attributes, they use a 60 days threshold. Such criteria depend upon each portfolio’s risk management practices.
4. Other credit risk aspects
4.1. Credit risk by activity in the financial markets
This section covers credit risk from treasury, with money market financing and counterparty risk products to satisfy the needs of customers (especially credit institutions) and the Group.
Counterparty credit risk is the risk that a customer will default before the final settlement of a transaction’s cash flows. It creates a bilateral credit risk because it can affect both parties to a transaction. It is also uncertain because it depends on market factors, which can be volatile.
Grupo Santander manages counterparties with several credit risk models based on their characteristics and needs. Model segmentation is by business and risk treatment and based on counterparty disclosures as well as the credit risk cycle. The exposure that the counterparty credit risk model covers includes derivatives contracts, repurchase agreements, securities and commodities lending, long settlements and margin lending.
An infrastructure that can quickly and dynamically measure current and potential exposure with various degrees of aggregation and granularity to generate detailed reports is important for decision-making.
To measure exposure, Santander uses two methods: “Mark-to-market” (MtM) (replacement cost of derivatives), plus potential future exposure (“add-on”); and the Monte Carlo simulation for certain countries and products. In addition, Santander calculates capital at risk and unexpected loss (e.g. economic capital, net of collateral and recoveries, after deducting expected loss).
At market close, Santander recalculates its exposure by adjusting transactions to a new time horizon, adapting potential future exposure, and applying netting, collateral and other mitigants. That way, Santander can check exposure daily against the limits approved by senior management within risk appetite. For risk control, the Group uses a real-time integrated system that shows the exposure limit with a counterparty, for any product and term, in all subsidiaries.
Counterparty credit risk can also give rise to “wrong-way” risk if exposure to a portfolio or a counterparty increases but credit quality declines. It can happen when rising default risk increases exposure to a counterparty.
Another risk called “settlement risk” occurs if a party might fail to hold their end of a contract and deliver the cash or security needed to settle the transaction.
4.2. Concentration risk
Concentration risk control is a vital part of our management. The Group continuously monitors the degree of concentration of its credit risk portfolios using various criteria: geographic areas and countries, economic sectors and groups of customers.
The board, via the risk appetite framework, determines the maximum levels of concentration.
In line with these maximum levels and limits, the executive risk committee establishes the risk policies and reviews the appropriate exposure levels for the effective management of the degree of concentration in Santander’s credit risk portfolios.
Grupo Santander must adhere to the regulation on large risks contained in the CRR, according to which the exposure contracted by an entity with a customer or group of associated customers will be considered a large exposure when its value is equal to or greater than 10% of eligible capital.
In addition, in order to limit large exposures, no entity may assume exposures exceeding 25% of its eligible capital with a single customer or group of associated customers, having factored in the credit risk mitigation effect contained in the regulation.
At the end of December, after applying risk mitigation techniques, no group reaches the above-mentioned thresholds.
Regulatory credit exposure with the 20 largest groups within the scope of large risks represented 5.6% of the outstanding credit risk with customers (lending to customers plus off-balance sheet risks) as of December 2022.
The detail, by activity and geographical area of the Group's risk concentration at 31 December 2022 is as follows:

EUR million
	2022A
	Total	Spain	Other EU countries	America	Rest of the world
Central banks and Credit institutions	367,620	98,405	61,138	119,005	89,072
Public sector	177,063	41,871	37,936	89,458	7,798
Of which:
Central government	151,300	30,209	34,681	79,016	7,394
Other central government	25,763	11,662	3,255	10,442	404
Other financial institutions (financial business activity)	152,881	15,271	45,092	54,232	38,286
Non-financial companies and individual entrepreneurs (non-financial business activity) (broken down by purpose)	440,137	114,556	96,354	165,017	64,210
Of which:
Construction and property development	22,797	3,278	3,569	8,149	7,801
Civil engineering construction	5,178	2,502	1,415	1,113	148
Large companies	267,976	53,355	56,243	111,912	46,466
SMEs and individual entrepreneurs	144,186	55,421	35,127	43,843	9,795
Households – other (broken down by purpose)	566,559	90,597	99,133	141,266	235,563
Of which:
Residential	361,377	65,077	36,552	45,611	214,137
Consumer loans	185,097	17,074	60,497	90,609	16,917
Other purposes	20,085	8,446	2,084	5,046	4,509
Total	1,704,260	360,700	339,653	568,978	434,929
A.For the purposes of this table, the definition of risk includes the following items in the public balance sheet: 'Loans and advances to credit institutions', 'Loans and advances to Central Banks', 'Loans and advances to Customers', 'Debt securities', 'Equity Instruments', 'Trading Derivatives', 'Hedging derivatives', 'Investments and financial guarantees given'.
4.3 Vulnerable sectors identification
Grupo Santander carries out quarterly monitoring of exposure to customers operating in sectors that could be affected by macroeconomic conditions. The monitoring involves the use of internal tools to forecast customer behaviour and trends in each sector under several macro scenarios, as well as this information:
•Market information: Industries’ stock market performance.
• Analysts’ EBITDA forecasts for the coming years.
•Internal information: Changes in credit exposure, defaults (in different timelines) and stagings.
•Our industry experts’ opinion, based on specific details about our exposures and our relationships with customers
Following the effects of the pandemic, in the second quarter of 2022, Grupo Santander adapted our definition of 'affected sectors' to the current backdrop of rising energy and commodity prices and high inflation, mindful of internal and external factors.
4.4. Sovereign risk and exposure to other public sector entities
Sovereign risk occurs in transactions with a central bank. It includes the regulatory cash reserve, issuer risk with the Treasury (public debt portfolio) and risk from transactions with government institutions whose funding only come from the state’s budgetary revenue and not commercial operations.
Grupo Santander's standard for sovereign risk differs somewhat from the European Banking Authority's (EBA) standard for regular stress testing. In particular, the EBA does not consider deposits with central banks, exposures with insurance companies or indirect exposures from guarantees and other financial instruments. However, its standard does generally include entities run by regional, local and central governments.
Santander continues to track and manage transactions with sovereign risk based on available information, such as reports by rating agencies and international organizations. Grupo Santander monitors each country where the Group has cross-border[1] and sovereign risk. Santander analyses events that could affect the country’s political or institutional stability and assign its government or central bank a credit rating. This helps us set limits for transactions with sovereign risk.
At the end of December, Grupo Santander´s local sovereign exposure, in currencies other than the official currency of the country of issuance, is not significant (EUR 6,039 million, 1.4% of total sovereign risk) according to our management criteria. Furthermore, exposure to non-local sovereign issuers involving cross-border risk is even less significant[2] (EUR 8,867 million, 2.1% of total sovereign risk).
Sovereign exposure in Latin America is mostly in local currency, and is recognised in the local accounts and concentrated in short- term maturities.
1.Risk with domestic public or private borrowers in foreign currency and originated outside the country.
2.Countries that are not considered low risk by Banco de España.
Over the past few years, total exposure to sovereign risk has remained in line with regulatory requirements and our strategy to manage this portfolio.
The shifts observed in the different countries exposure is due to our liquidity management strategy and the hedging of interest and exchange rates risks. Santander's exposure spreads among countries with varied macroeconomic outlooks and dissimilar scenarios in terms of growth, interest and exchange rates.
Our investment strategy for sovereign risk considers country’s credit quality to set the maximum exposure limitsA:

	2022	2021	2020
AAA	27%	15%	18%
AA	19%	32%	25%
A	34%	26%	25%
BBB	11%	11%	14%
Less than BBB	9%	16%	18%
A.Internal ratings are applied.
Sovereign exposure at the end of 31 December 2022 is shown in the table below (data in million euros):

	2022					2021
	Portfolio
Country	Financial assets designated at fair value through profit or loss	Financial assets at fair value through other comprehensive income	Financial assets at amortized cost	Non-trading financial assets mandatorily at fair value through profit or loss	Total net direct exposure	Total net direct exposure
Spain	2,666	240	26,189	—	29,095	19,557
Portugal	(299)	2,005	3,750	—	5,456	6,544
Italy	(1,055)	301	8,169	—	7,415	884
Greece	—	—	—	—	—	—
Ireland	—	—	—	—	—	9
Rest Eurozone	205	789	4,657	—	5,651	3,629
UK	53	315	1,738	—	2,106	366
Poland	4	7,754	957	—	8,715	11,293
Rest of Europe	(7)	14	125	—	132	1,368
US	3,503	8,938	10,857	—	23,298	22,469
Brazil	8,017	9,969	5,742	—	23,728	28,559
Mexico	2,627	11,303	3,376	—	17,306	13,509
Chile	175	818	5,492	—	6,485	6,071
Rest of America	123	1,211	630	—	1,964	1,425
Rest of the World	1	2,012	1,529	—	3,542	3,337
TOTAL	16,013	45,669	73,211	—	134,893	119,020
5. Forborne loan portfolio
The customer debt redirection policy incorporates the regulatory requirements of the EBA guidelines on the management of non-performing exposures, refinancing and restructuring. This policy acts as a reference for the transposition in our subsidiaries and shares the applicable supervisory expectations
This policy also sets down rigorous criteria for evaluating, classifying and monitoring forbearances to ensure the strictest possible care and diligence in recovering due amounts. Thus, it dictates that Santander must adapt payment obligations to customers' current circumstances. Our forbearance policy also defines classification criteria to ensure Grupo Santander recognizes risks appropriately. They must remain classified as non-performing or in watch-list for a prudential period for reasonable certainty of repayment. In no case will repayments be used to delay the immediate recognition of losses or so that their use distorts the timely recognition of the risk of non-payment.
Forbearances may never be used to delay the immediate recognition of losses or hinder the appropriate recognition of risk of default.
After several years where the stock had fallen as a result of the positive economic situation in the main geographies, 2021 was a year of inflection with a growth of 24% to address the financial difficulties of our clients as a result of the situation generated by the pandemic. During 2022 the stock of readjustments has decreased lightly, and has stood at EUR 34,173 million. In terms of credit quality, 44% of the loans is classified as credit impaired, with a coverage ratio of 44%. In addition, 56% of the portfolio is classified as performing.
The following terms are used with the meanings specified below:
•Refinancing transaction: transaction that is granted or used, for reasons relating to current or foreseeable financial difficulties of the borrower, to repay one or more of the transactions granted to it, or through which the payments on such transactions are brought fully or partially up to date, in order to enable the borrowers of the cancelled or refinanced transactions to repay their debt (principal and interest) because they are unable, or might foreseeably become unable, to comply with the conditions there of in due time and form.
•Restructured transaction: transaction with respect to which, for economic or legal reasons relating to current or foreseeable financial difficulties of the borrower, the financial terms and conditions are modified in order to facilitate the payment of the debt (principal and interest) because the borrower is unable, or might foreseeably become unable, to comply with the aforementioned terms and conditions in due time and form, even if such modification is envisaged in the agreement.

Current refinancing and restructuring balances
Amounts in EUR million, except number of transactions that are in units
2022
	Total
	Without real guarantee		With real guarantee
					Maximum amount of the actual collateral that can be considered		Impairment of accumulated value or accumulated losses in fair value due to credit risk
	Number of transactions	Gross amount	Number of transactions	Gross amount	Real estate guarantee	Rest of real guarantees
Credit entities	—	—	—	—	—	—	—
Public sector	6,679	227	31	7	2	—	6
Other financial institutions and: individual shareholder	1,210	321	785	339	88	86	61
Non-financial institutions and individual shareholder	312,934	9,578	60,003	8,419	4,790	1,834	3,912
Of which financing for constructions and property development	15,578	125	1,890	570	423	48	208
Other warehouses	5,878,455	5,790	492,232	9,492	4,835	3,502	4,287
Total	6,199,278	15,916	553,051	18,257	9,715	5,422	8,266
Financing classified as non-current assets and disposable groups of items that have been classified as held for sale	—	—	—	—	—	—	—

Current refinancing and restructuring balances
Amounts in EUR million, except number of transactions that are in units
2022
Of which, non-performing/Doubtful
	Without real guarantee		With real guarantee
					Maximum amount of the actual collateral that can be considered		Impairment of accumulated value or accumulated losses in fair value due to credit risk
	Number of transactions	Gross amount	Number of transactions	Gross amount	Real estate guarantee	Rest of real guarantees
Credit entities	—	—	—	—	—	—	—
Public sector	7	2	13	5	2	—	5
Other financial institutions and: individual shareholder	641	9	620	135	22	6	55
Non-financial institutions and individual shareholder	174,300	3,178	39,479	4,890	2,741	886	3,439
Of which financing for constructions and property development	10,325	78	1,255	335	213	33	188
Other warehouses	3,735,412	2,911	246,751	4,055	1,917	910	3,122
Total	3,910,360	6,100	286,863	9,085	4,682	1,802	6,621
Financing classified as non-current assets and disposable groups of items that have been classified as held for sale	—	—	—	—	—	—	—
In 2022, the amortised cost of financial assets whose contractual cash flows were modified during the year when the corresponding loss adjustment was valued at an amount equal to the expected credit losses over the life of the asset amounted to EUR 2,379 million (2,480 million in 2021), without these modifications having a material impact on the income statement. Also, during 2022, the total of financial assets that have been modified since the initial recognition, and whose correction for expected loss has gone from being valued during the entire life of the asset to the following twelve months, amounts to EUR 1,677 million (1,868 million in 2021).
The transactions presented in the foregoing tables were classified at 31 December 2022 by nature, as follows:
•Credit impaired: Operations that rest on an inadequate payment scheme will be classified within the non-performing category, regardless they include contract clauses that delay the repayment of the operation throughout regular payments or present amounts written off the balance sheet for being considered irrecoverable.
•Performing: Operations not classifiable as non-performing will be classified within this category. Operations will also be classified as normal if they have been reclassified from the non-performing category for complying with the specific criteria detailed below:
a)A period of a year must have passed from the refinancing or restructuring date.
b)The owner must have paid for the accrued amounts of the capital and interests, thus reducing the rearranged capital amount, from the date when the restructuring of refinancing operation was formalised.
c)The owner must not have any other operation with amounts past due by more than 90 consecutive days of material delay on the date of the reclassification to the normal risk category.
Attending to the credit attention 56% of the forborne loan transactions are classified as other than non-performing. Particularly noteworthy are the level of existing guarantees (44% of transactions are secured by collateral) and the coverage provided by specific allowances (representing 24% of the total forborne loan portfolio and 44% of the non-performing portfolio).
c) Market, structural and liquidity risk
1. Activities subject to market risk and types of market risk
Activities exposed to market risk encompass transactions where risk is assumed as a consequence of potential changes in interest rates, inflation rates, exchange rates, stock prices, credit spreads, commodity prices, volatility and other market factors; the liquidity risk from our products and markets, and the balance-sheet liquidity risk. Therefore, they include trading risks and structural risks.
•Interest rate risk arises from movements in interest rates that reduce the value of a financial instrument, a portfolio or the Grupo Santander. It can affect loans, deposits, debt securities, most assets and liabilities held for trading, and derivatives.
•Inflation rate risk arises from movements in inflation that can reduce the value of a financial instrument, a portfolio or the entire group. It can affect loans, debt securities and derivatives (e.g. inflation swaps and futures) whose profitability is linked to inflation.
•Exchange rate risk is the possibility of loss because the currency of a long or open position will depreciate against the base currency. It can affect debt in subsidiaries whose local currency is not the euro, as well as loans denominated in a foreign currency.
•Equity risk is the possibility of loss from open positions in securities if their market price or expected future dividends fall. It affects shares, stock market indices, convertible bonds and derivatives with shares as the underlying asset (put, call, equity swaps, etc.).
•Credit spread risk is the possibility of loss from open positions in fixed-income securities or credit derivatives if their yield curve, or the recovery rate of their issuer or type change. A spread is the yield difference between financial instruments against a benchmark (e.g. the internal rate of return (IRR) of government bonds and interbank interest rates).
•Commodity price risk is the possibility of loss from movements in commodity prices. Grupo Santander's commodity exposure is minor and stems mainly from commodity derivatives.
•Volatility risk is the possibility of loss caused by movements in interest rates, exchange rates, the stock market, credit spreads and other risk factors affecting portfolio value. It is inherent to all financial instruments whose value considers volatility (especially options contracts).
Derivative contracts (such as options, futures, forwards and swaps) can mitigate market risks partially or fully.
Additionally, other more complex coverage market risks are considered, such as correlation risk, market liquidity risk, prepayment or cancellation risk and subscription risk.
•Correlation risk is the possibility of loss due to an adverse correlation between risk variables that affect portfolio value. Risk variables could be the same (e.g. two FX rates) or different (e.g. an interest rate and a commodity price).
•Market liquidity risk is the possibility that fewer market makers or institutional investors, a large number of transactions, market instability and other factors will cause the Group or a subsidiary to exit a position at a worse market price or trade cost. Exposure to different products and currencies can also increase this risk.
•Pre-payment or cancellation risk originates when mortgages, deposits and other on-balance-sheet instruments give holders the option to buy or sell them, thus altering future cash flows. Potential mismatches on the balance sheet pose a risk since cash flows may have to be reinvested at an interest rate that is potentially lower (assets) or higher (liabilities).
•Underwriting risk is the possibility that the bank will have to hold part of a debt issue it has underwritten or agreed to place if it cannot all be placed among potential buyers.
Balance sheet liquidity risk (unlike market liquidity risk) is the possibility of loss caused by forced disposal of assets or cash flow imbalance if the bank meets its payment obligations late or at excessive cost. It can cause losses by forced asset sales or impacts on margins due to the mismatch between expected cash inflows and outflows.
Pension and actuarial risks (explained at the end of this section) also depend on market variables.
Grupo Santander aim to comply with the Basel Committee’s Fundamental Review of the Trading Book (FRTB) and the EBA’s Guidelines on the management of interest rate risk arising from non-trading book activities. The purpose of several projects Grupo Santander runs is to provide risk control managers and teams with the best market risk management tools under the right governance framework for the models Grupo Santander uses for metric reporting; and to comply with regulation on the risks mentioned above.
. Trading market risk management
Setting market risk limits in a dynamic process according to the risk appetite in the annual limits plan prepared by senior management and extended to all subsidiaries.
The standard methodology for risk management and control in trading, measures the maximum expected loss with a specific level of confidence and time frame. The standard for historical simulation is a confidence level of 99% over one day.
Grupo Santander applies statistical adjustments efficiently to incorporate recent developments affecting our levels of risk. Our time frame is two years or at least 520 days from the reference date of the VaR calculation.
The balance sheet items in the Group’s consolidated position that are subject to market risk are shown below, distinguishing those positions for which the main risk metric is VaR from those for which risk monitoring is carried out using other metrics:

Risk metric values on the consolidated balance sheet
EUR million
		Main market risk metric
	Balance sheet amount	VaR	Other	Main risk factor for 'Other' balance
Assets subject to market risk
Cash, cash balances at central banks and other deposits on demand	223,073		223,073	Interest rate
Financial assets held for trading	156,118	156,118
Non-trading financial assets mandatorily at fair value through profit or loss	5,713	3,711	2,002	Interest rate, spread
Financial assets designated at fair value through profit or loss	8,989	815	8,174	Interest rate, spread
Financial assets designated at fair value through other comprehensive income	85,239	1,941	83,298	Interest rate, spread
Financial assets at amortized cost	1,147,044		1,147,044	Interest rate, spread
Hedging derivatives	8,069		8,069	Interest rate, exchange rate
Changes in the fair value of hedged items in portfolio hedges of interest risk	(3,749)		(3,749)	Interest rate
Other assets	104,163
Total assets	1,734,659

Liabilities subject to market risk
Financial liabilities held for trading	115,185	115,185
Financial liabilities designated at fair value through profit or loss	55,947		55,947	Interest rate, spread
Financial liabilities at amortized cost	1,423,858		1,423,858	Interest rate, spread
Hedging derivatives	9,228		9,228	Interest rate, exchange rate
Changes in the fair value of hedged items in portfolio hedges of interest rate risk	(117)		(117)	Interest rate
Other liabilities	32,973
Total liabilities	1,637,074
Equity	97,585
The following table displays the latest and average VaR values at 99% by risk factor over the last three years. It also shows the minimum and maximum VaR values in 2022 and 97.5% ES at the end of December 2022:

VaR statistics and expected shortfall by risk factorA
EUR million. VaR at 99% and ES at 97.5% with one day time horizon
	2022					2021		2020
	VaR (99%)				ES (97.5%)	VaR		VaR
	Min	Average	Max	Latest	Latest	Average	Latest	Average	Latest
Total Trading	9.2	14.1	21.5	11.6	10.8	10.5	12.3	12.5	8.3
Diversification effect	(7.8)	(14.6)	(30.5)	(15.5)	(15.6)	(12.9)	(13.4)	(13.0)	(11.8)
Interest rate	8.1	12.6	21.5	9.9	9.8	9.6	9.1	9.2	5.4
Equities	2.4	4.2	7.3	5.5	5.5	3.5	5.1	4.4	3.1
Exchange rate	2.5	4.8	10.3	3.6	3.2	4.2	5.7	5.9	6.0
Credit spread	3.4	5.4	8.5	5.8	4.9	4.8	5.1	5.5	4.5
Commodities	0.6	1.7	4.4	2.3	3.0	1.3	0.7	0.5	1.1

Total Europe	7.9	12.2	21.9	10.5	9.2	9.3	9.9	10.5	8.0
Diversification effect	(5.1)	(10.4)	(16.8)	(14.2)	(12.0)	(9.3)	(12.6)	(10.7)	(8.9)
Interest rate	5.5	10.2	18.4	10.1	7.8	7.7	7.1	7.9	6.5
Equities	2.2	3.6	5.8	5.5	5.5	3.3	5.8	4.3	3.0
Exchange rate	1.9	3.4	5.8	3.3	3.0	2.8	4.5	3.5	2.9
Credit spread	3.4	5.4	8.7	5.8	4.9	4.8	5.1	5.5	4.5
Commodities	—	—	—	—	—	—	—	—	—

Total North America	1.5	2.3	4.7	2.7	2.2	2.5	2.7	6.6	2.9
Diversification effect	0.7	(0.8)	(4.0)	(1.1)	(1.3)	(0.7)	(0.6)	(2.2)	(1.0)
Interest rate	0.7	2.2	5.7	2.7	2.4	2.5	2.7	3.4	3.3
Equities	—	0.1	1.0	0.1	0.1	0.1	—	0.3	0.1
Exchange rate	0.1	0.8	2.0	1.0	1.0	0.6	0.6	5.1	0.5

Total South America	5.2	8.0	14.2	6.2	6.5	5.9	6.3	5.6	4.5
Diversification effect	(1.3)	(5.0)	(19.8)	(4.2)	(4.4)	(4.9)	(5.1)	(3.8)	(5.4)
Interest rate	4.5	7.0	14.9	5.5	5.7	5.5	5.8	5.2	4.1
Equities	0.7	1.6	4.8	1.7	1.6	1.2	1.1	1.0	0.5
Exchange rate	0.7	2.7	9.9	0.9	0.6	2.8	3.8	2.7	4.2
Commodities	0.6	1.7	4.4	2.3	3.0	1.3	0.7	0.5	1.1
A. In South and North America, VaR levels of credit spreads and commodities are not shown separately due to their low or null materiality.
At the end of 2022, VaR was slightly lower (EUR 0.7 million) than at the end of 2021, consequence of an update in calculation model and a lighter pressure in markets as inflation started to moderate in some regions, as the Eurozone.
Although by risk factor, VaR has followed a generally stable trend in recent years, in 2022 the average VaR rose by EUR 3.6 million compared to 2021. By risk factor, average VaR was greater in all of them, specially in interest rate due to a higher market volatility. The temporary increases in VaR are due more to short-term price volatility than to significant changes in positions.
By region, average VaR grew for all risk types in Europe and South America, which have the highest market risk exposure.
Backtesting
Actual losses can differ from predicted losses because of the VaR’s limitations. Grupo Santander measures the accuracy of the VaR calculation model to make sure it is reliable. The most important tests Grupo Santander runs involve backtesting:
•Backtesting of hypothetical P/L and of the entire trading book showed no exceptions to 99% VaR in 2022. Regarding to 99% VaE, there was an exception the 15th of December as a consequence of market volatility concurrent with the last ECB's year meeting where a 50 bp interest rate hike was confirmed.
•The exceptions observed in the past year are consistent with the assumptions of the VaR calculation model.
IBOR reform
Since 2013, different organizations and supranational authorities (IOSCO and FSB) have promoted and monitored initiatives aimed at carrying out reforms to strengthen interest rate indices. In this context, in order to execute the transition in a non-disruptive and progressive manner, central banks and regulators from various jurisdictions have organized working groups to recommend risk-free indices.
The objective was mainly to facilitate the transition to risk-free indices identified in different jurisdictions, highlighting the SONIA index as a replacement for the Libor in pounds, the SOFR for Libor in dollars, and the €STR for Libor in euros.
In this sense, and as a result of the joint effort of authorities and market participants, this transaction process has materialized in different milestones during the period between 2019 and 2022, remaining only in 2023 the execution of the substitution plans for GBP LIBOR and USD LIBOR.
According with the regulatory milestones of the transition, the USD LIBOR terms (overnight, 1M, 3M, 6M and 12M) will continue to be calculated using the contributions of panel banks until mid-2023, although their use for new operations was limited. from the end 2021. The last date of publication of the USD LIBOR for the overnight and 12M terms will be June 30, 2023. For the 1, 3 and 6 month terms, on November 23, 2022, the FCA announced an inquiry of its proposal to require the LIBOR administrator, IBA, to continue to publish these USD LIBOR terms under a non-representative "synthetic" methodology until the end of September 2024. After that date, publication would cease permanently .
Regarding the GBP LIBOR, its publication is confirmed under the synthetic methodology for the 3-month term until the end of March 2024, while the 1- and 6-month terms will cease to be published in March 2023.
In accordance with the milestones indicated, the Group and its entities have focused on making all the contractual, commercial, operational and technological changes necessary to undertake the transition from these reference indices. In 2023, the following transition milestones will continue to be met in the different jurisdictions where the Grupo Santander operates.
Following is a detail of the carrying amount at 31 December 2022 of financial assets, financial liabilities, derivatives and loan commitments that continue to be referenced to the pending transition ratios:

EUR million
Gross Carrying amount	Loans and advances	Debt securities acquired (Assets)	Deposits	Debt securities issued (Liabilities)	Derivatives (Assets)	Derivatives (Liabilities)	Loan Commitments
Referenced to LIBOR	24,641	3,229	9,150	6,931	12,897	12,385	1,211
of which USD	24,296	2,854	8,840	5,063	12,561	12,339	1,166
of which GBP	345	375	310	1,868	336	46	45
TOTAL	24,641	3,229	9,150	6,931	12,897	12,385	1,211
Additionally, see information included in note 36.
3. Structural balance sheet risks
3.1. Main aggregates and variations
Consistent with previous years, the market risk profile of Grupo Santander’s balance sheet remained moderate in 2022 in terms of asset, shareholders’ equity and NII volumes.
Each subsidiary’s finance division manages interest rate risk from commercial banking and is responsible for handling structural risk from interest rate fluctuations.
To measure interest rate risk, Grupo Santander uses statistical models based on strategies to mitigate structural risk with interest-rate instruments (such as bonds and derivatives) to keep risk profile within risk appetite.
The NII and EVE sensitivities below are based on scenarios of parallel interest rate movements from -100 to +100 basis points.
Structural VaR
With such a homogeneous metric as VaR, Grupo Santander can fully monitor market risk in the banking book (excluding SCIB trading activity). The Bank differentiates fixed income based on interest rates and credit spreads in ALCO portfolios, FX rates and shares.
In general, the structural VaR of Grupo Santander total assets and equity is minor.

Structural VaR
EUR million. Structural VaR 99% with a temporary horizon of one day.
	2022				2021		2020
	Min	Average	Max	Latest	Average	Latest	Average	Latest
Structural VaR	538.5	664.0	1,084.4	538.5	993.7	1,011.9	911.0	903.1
Diversification effect	(323.5)	(417.1)	(489.5)	(422.4)	(327.3)	(240.2)	(349.8)	(263.4)
VaR Interest RateA	266.2	350.8	577.0	304.5	400.7	287.8	465.1	345.5
VaR Exchange Rate	400.4	493.4	682.3	461.0	600.6	655.2	499.9	502.6
VaR Equities	195.4	236.9	314.6	195.4	319.7	309.1	295.9	318.5
A. Includes credit spread VaR on ALCO portfolios.
Structural interest rate risk
•Europe
At the end of December, the sensitivity of NII on our core balance sheets and of Santander España’s EVE to interest rate hikes was positive; but at Santander UK it was negative.
Across our footprint, exposure was moderate in relation to annual budget and capital levels in 2022.
At the end of December, under the scenarios previously described, significant risk of NII sensitivity to the euro amounted to EUR 1,009 million; to the pound sterling, EUR 191 million; to the US dollar, EUR 51 million; and to the Polish złoty, EUR 64 million, all with risk of rate cuts.
Significant risk of EVE sensitivity to yield curves of the euro was EUR 2,820 million; of the pound sterling, EUR 440 million; of the US dollar, EUR 11 million euros; and of the Polish złoty, EUR 91 million euros, mostly with risk of rate cuts.
•North America
At the end of December, sensitivity of NII on our North America balance sheet to interest rate hikes was positive, while EVE sensitivity was negative.
Exposure was moderate in relation to annual budget and capital levels in 2022.
At the end of December, significant risk to NII was mainly in the US and amounted to EUR 151 million.
The most significant risk to EVE was in the US and amounted to EUR 763 million.
•South America
EVE and NII on our main South American balance sheets are positioned for interest rate cuts.
Exposure in all countries was moderate in relation to the annual budget and capital levels in 2022.
At the end of December, most significant risk to NII was mainly in Chile (EUR 72 million) and in Brazil (EUR 169 million).
Most significant risk to EVE was recorded in Chile (EUR 309 million) and in Brazil (EUR 386 million).
Structural foreign currency rate risk/results hedging
Grupo Santander's structural FX risk stems mainly from the income and hedging of foreign currency transactions for permanent financial investments. In the dynamic management of this risk, Grupo Santander aims to limit the impact of FX rate movements on the core capital ratio. In 2022, the hedged of the different currencies that have an impact on our core capital ratio was close to 100%.
In December 2022, our permanent exposures (with potential impact on shareholders’ equity) were, from largest to smallest, in US dollars, Brazilian reais, British pounds sterling, Mexican pesos, Chilean pesos and Polish złoty.
Grupo Santander uses FX derivatives to hedge part of those permanent positions. The Finance division manages FX risk and hedging for the expected profits and dividends of subsidiaries whose base currency is not the euro.
Structural equity risk
Grupo Santander holds equity positions in its banking and trading books. They are either equity instruments or stock, depending on the share of ownership or control.
At the end of December 2022, the equities and shareholdings in the banking book were diversified among Spain, China, Morocco, Poland and other countries. Most of them invest in the financial and insurance sectors. Grupo Santander has minor equity exposure to property and other sectors.
Structural equity positions are exposed to market risk. The Group calculates its VaR with a set of market prices and proxies. At the end of the year 2022, VaR at a 99% confidence level over a one-day horizon was EUR 195 million (EUR 309 million and EUR 319 million in 2021 and 2020, respectively.
3.2. Methodologies
Structural interest rate risk
Grupo Santander measures the potential impact of interest rate movements on EVE and NII. Because changing rates may generate impacts, Grupo Santander must manage and control many subtypes of interest rate risk, such as repricing risk, curve risk, basis risk and option risk (e.g. behavioural or automatic).
Interest rate risk in the balance sheet and market conditions and outlooks could necessitate certain financial measures to achieve Grupo Santander's desired risk profile (such as selling positions or setting interest rates on products Grupo Santander markets).
The metrics Grupo Santander uses to monitor IRRBB include NII and EVE sensitivity to interest rate movements.
•Net interest income sensitivity
Net interest income (NII) is the difference between interest income from assets and the interest cost of liabilities in the banking book over a typical one- to three-year horizon (one year being standard in Grupo Santander). Because NII sensitivity is the difference in income between a selected scenario and the base scenario, its values can be as many as considered scenarios. It enables us to see short-term risks and supplement economic value of equity (EVE) sensitivity.
•Economic value of equity sensitivity
Economic value of equity (EVE) is the difference between the current value of all assets minus the current value of all liabilities in the banking book. It does not include shareholders’ equity and non-interest-bearing instruments.
Because EVE sensitivity is the difference in EVE between a selected scenario and the base scenario, it can have as many values as considered scenarios. It enables us to see long-term risks and supplement NII sensitivity.
Structural exchange-rate risk/hedging of results
Every day, Grupo Santander measures FX positions, VaR and P/L.
Structural equity risk
Grupo Santander measures equity positions, VaR and P/L.
4. Liquidity risk
Structural liquidity management aims to fund the Group’s recurring activity optimising maturities and costs, while avoiding taking on undesired liquidity risks.
Santander’s liquidity management is based on the following principles:
•Decentralised liquidity model.
•Medium- and long-term (M/LT) funding needs must be covered by medium- and long-term instruments.
•High contribution from customer deposits due to the retail nature of the balance sheet.
•Diversification of wholesale funding sources by instruments/ investors, markets/currencies and maturities.
•Limited recourse to short-term funding.
•Availability of sufficient liquidity reserves, including standing facilities/discount windows at central banks to be used in adverse situations.
•Compliance with regulatory liquidity requirements both at Group and subsidiary level, as a new factor conditioning management.
The effective application of these principles by all institutions comprising the Group required the development of a unique management framework built upon three fundamental pillars:
•A solid organisational and governance model that ensures the involvement of the subsidiaries’ senior management in decision-taking and its integration into the Group’s global strategy. The decision-making process for all structural risks, including liquidity and funding risk, is carried out by local Asset and Liability Committees (ALCOs) in coordination with the global ALCO, which is the body empowered by the Bank's board in accordance with the corporate Asset and Liability Management (ALM) framework.
This governance model has been reinforced as it has been included within Santander's Risk Appetite Framework. This framework meets demands from regulators and market players emanating from the financial crisis to strengthen banks’ risk management and control systems.
•In-depth balance sheet analysis and measurement of liquidity risk, supporting decision-taking and its control. The objective is to ensure the Group maintains adequate liquidity levels necessary to cover its short- and long-term needs with stable funding sources, optimising the impact of their costs on the income statement. Grupo Santander’s liquidity risk management processes are contained within a conservative risk appetite framework established in each geographic area in accordance with its commercial strategy. This risk appetite establishes the limits within which the subsidiaries can operate in order to achieve their strategic objectives.
•Management adapted in practice to the liquidity needs of each business. Every year, based on business needs, a liquidity plan is developed which seeks to achieve:
•a solid balance sheet structure, with a diversified presence in the wholesale markets;
•the use of liquidity buffers and limited encumbrance of assets;
•compliance with both regulatory metrics and other metrics included in each entity’s risk appetite statement.
Over the course of the year, all dimensions of the plan are monitored.
Grupo Santander continues to develop the ILAAP (Internal Liquidity Adequacy Assessment Process), an internal self-assessment of liquidity adequacy which must be integrated into the Group’s other risk management and strategic processes. It focuses on both quantitative and qualitative matters and is used as an input to the SREP (Supervisory Review and Evaluation Process). The ILAAP evaluates the liquidity position both in ordinary and stressed scenarios.
i. Liquidity risk measurement
Grupo Santander uses the Basel regulatory definition and calculates a set of metrics and stress scenarios in relation to intraday liquidity risk to maintain a high level of management and control. On the one hand, the regulatory liquidity metrics (LCR, NSFR, etc.) are prepared following the regulatory criteria established in the CRR-II and CRD IV. Regarding internal metrics, liquidity scenarios are determined using a combination of behavioral observation in actual liquidity crises occurred at other banks, regulatory assumptions (e.g. the assumptions in the LiST) and expert judgment.
a) Liquidity buffer
The liquidity buffer is the total liquid assets a bank has to cope with cash outflows during periods of stress. The assets are free of encumbrances and can be used immediately to generate liquidity without losses or excessive discounts. The liquidity buffer is a tool for calculating most liquidity metrics. It is also a metric with defined limits for each subsidiary.
b) Liquidity Coverage Ratio (LCR)
The liquidity coverage ratio (LCR) is a regulatory metric. Its purpose is to promote the short-term resilience of a bank’s liquidity profile and make sure it has enough high-quality liquid assets to withstand a considerable idiosyncratic or market stress scenario over 30 calendar days.
c) Wholesale liquidity metric
The wholesale liquidity metric measures the number of days Grupo Santander would survive if it used liquid assets to cover lost liquidity from a wholesale deposit run-off (without possible renewal) over a set time horizon. Grupo Santander also uses it as an internal short-term liquidity metric to reduce risk from dependence on wholesale funding.
d) Net Stable Funding Ratio (NSFR)
The net stable funding ratio (NSFR) is a regulatory metric we use to measure long-term liquidity risk. It is the ratio of available stable funding to required stable funding. It requires banks to keep a robust balance sheet, with off-balance-sheet assets and operations financed by stable liabilities.
e) Asset Encumbrance metrics
Grupo Santander calculates two metrics to measure asset encumbrance risk. On the one hand, the asset encumbrance ratio gives the proportion of encumbered assets to total assets; on the other, the structural asset encumbrance ratio gives the proportion of encumbered assets by structural funding transaction (namely long-term collateralized issues and credit transactions with central banks).
f) Other additional liquidity indicators
In addition to traditional tools to measure short and long-term liquidity and funding risk, Grupo Santander has a set of additional liquidity indicators to complement those and to measure other non-covered liquidity risk factors. These include concentration metrics, such as the main and the five largest funding counterparties, or the distribution of funding by maturity.
In addition, Santander calculates a number of metrics on the institution’s ability to generate liquidity through collateralized financing, such as overcollateralization, eligibility ratios assets without charges and deadlines for their placement.
g) Liquidity scenario analysis
As liquidity stress tests, four standard scenarios have been defined:

i.An idiosyncratic scenario of events detrimental only to Santander;
ii.a local market scenario of events highly detrimental to a base country’s financial system or real economy;
iii.a global market scenario of events highly detrimental to the global financial system; and
iv.combined scenario consisting of a combination of more severe idiosyncratic and market events (local and global) occurring simultaneously and interactively.
v.climate scenarios where different stress cases derived from the effects that climate change could have on the economy are collected.
Grupo Santander uses these stress test outcomes as tools to determine risk appetite and support business decision-making.
h) Liquidity early warning indicators
The system of early warning indicators (EWI) consists of quantitative and qualitative liquidity indicators that help predict stress situations and weaknesses in the funding and liquidity structure of Grupo Santander entities. External indicators relate to market-based financial variables; internal indicators relate to our own performance.
i) Intraday liquidity metrics
Grupo Santander follows Basel regulation and calculates several metrics and stress scenarios for intraday liquidity risk to maintain a high level of control.
ii. Liquidity coverage ratio and net stable financing ratio
As regards the liquidity coverage ratio (LCR), the regulatory requirement for this ratio, set at 100%, has been at its maximum level since 2018.
Below is a breakdown of the composition of the Group's liquid assets under the criteria set out in the supervisory prudential reporting (Commission Implementing Regulation (EU) 2017/2114 of 9 November 2017) for the determination of high quality liquid assets for the calculation of the LCR ratio (HQLA):

EUR million
	2022	2021
	Amount weighted applicable	Amount weighted applicable
High-quality liquid assets-HQLAs
Cash and reserves available at central banks	127,285	206,507
Marketable assets Level 1	177,887	81,925
Marketable assets Level 2A	3,308	3,422
Marketable assets Level 2B	3,562	5,446
Total high-quality liquid assets	312,042	297,300
In relation to the net stable funding ratio (NSFR), its definition was approved by the Basel Committee in October 2014. The transposition of this requirement to the European regulation took place in June 2019 with the publication in the Official Gazette of the European Union of Regulation (EU) 2019/876 of the European Parliament and of the Council of 20 May 2019. The Regulation establishes that entities must have a net stable financing ratio, as defined in the Regulation, higher 100% from June 2021. The liquidity coverage ratio, broken down by component, and the net stable funding ratio for the Group at year-ends 2022 and 2021 are presented below:

EUR million
	2022	2021
High-quality liquid assets-HQLAs (numerator)	312,042	297,300
Total net cash outflows (denominator)	204,759	181,953
Cash outflows	270,748	233,294
Cash inflows	65,989	51,341
LCR ratio (%)	152%	163%
NSFR ratio (%)	121%	126%
As regards the funding structure, given the predominantly commercial nature of the Group's balance sheet, the loan portfolio is mainly financed by customer deposits.
In the last quarter of 2022, Grupo Santander has begun to repay in advance a significant part of the financing received under the TLTRO-III program launched by the European Central Bank, which originally matured in 2023. The replacement of these funds has been carried out after having strengthened the balance sheet through a combination of growth in customer deposits, an increase in short-term instruments and greater activity in medium and long-term issuances, which has allowed Grupo Santander to maintain liquidity coverage ratios (LCR ) and net stable funding (NSFR) at prudent levels after the repayment.
The movement in the composition of the buffer between 'Cash and reserves available at central banks' to 'Level 1 marketable assets' corresponds to a reclassification of deposits with the Central Bank, due to the change in the remuneration of deposits with the European Central Bank.
Note 22 'Debt securities' shows the composition of these liabilities on the basis of their nature and classification, the movements and maturity profile of the debt securities issued by the Group, reflecting the strategy of diversification by products, markets, issuers and maturities followed by the Group in its approach to the wholesale markets.
iii. Asset encumbrance
Finally, the moderate use of assets by Grupo Santander as collateral in the sources of structural financing of the balance sheet should be highlighted.
In accordance with the guidelines established by the European Banking Authority (EBA) in 2014 on committed and uncommitted assets, the concept of assets committed in financing transactions (asset encumbrance) includes both on-balance sheet assets provided as collateral in transactions to obtain liquidity and off-balance sheet assets that have been received and reused for similar purposes, as well as other assets associated with liabilities for reasons other than financing.

The residual maturities of the liabilities associated with the assets and guarantees received and committed are presented below, as of 31 of December of 2022 (EUR thousand million):

Residual maturities of the liabilities	Unmatured	<=1month	>1 month <=3 months	>3 months <=12 months	>1 year <=2 years	>2 years <=3 years	3 years <=5 years	5 years <=10 years	>10 years	Total
Committed assets	44.6	32.3	10.6	49.7	39.2	50.1	51.6	20.1	10.7	308.9
Guarantees received committed	29.2	37.5	13.3	21.4	0.6	1.3	1.0	—	—	104.3
The reported Group information as required by the EBA at 2022 year-end is as follows:

On-balance-sheet encumbered assets
EUR billion
	Carrying amount of encumbered assets	Fair value of encumbered assets	Fair value of non-encumbered assets	Carrying amount of non-encumbered assets
Loans and advances	197.3		1,143.5
Equity instruments	8.3	8.3	7.4	7.4
Debt securities	71.7	71.7	122.0	125.8
Other assets	31.6		152.8
Total assets	308.9		1,425.7

Encumbrance of collateral received
EUR billion
	Fair value of encumbered collateral received or own debt securities issued	Fair value of collateral received or own debt securities issued available for encumbrance
Collateral received	104.3	29.4
Loans and advances	1.3	—
Equity instruments	4.8	6.8
Debt securities	98.2	22.5
Other collateral received	—	0.1
Own debt securities issued other than own covered bonds or ABSs	—	0.5

Encumbered assets and collateral received and matching liabilities
EUR billion
	Matching liabilities, contingent liabilities or securities lent	Assets, collateral received and own debt securities issued other than covered bonds and ABSs encumbered
Total sources of encumbrance (carrying amount)	313.2	413.2
On-balance-sheet encumbered assets amounted to EUR  308,900 million, of which 64% are loans (mortgage loans, corporate loans, etc.). Guarantees received committed amounted to EUR 104,300 million, relating mostly to debt securities received as security in asset purchase transactions and re-used.
Taken together, these two categories represent a total of EUR 413,200 million of encumbered assets, which give rise to EUR 313,200 million matching liabilities.
As of December 2022, total asset encumbrance in funding operations represented 22.1% of the Group’s extended balance sheet under EBA criteria (total assets plus guarantees received: EUR 1,868,400 million as of December 2022). This percentage has decreased from 26.1% that presented the Group as of December 2021, mainly as a result of the early repayment of collateralized financing with central banks, especially the European Central Bank (TLTRO) and the Bank of England (TFSME).
d) Capital risk
In the second line of defence, capital risk management can independently challenge business and first-line activities by:
•Supervising capital planning and adequacy exercises through a review of the main components affecting the capital ratios.
•Identifying key metrics to calculate the Group’s regulatory capital, setting tolerance levels and analysing significant variations, as well as single transactions with impact on capital.
•Reviewing and challenging the execution of capital actions proposed in line with capital planning and risk appetite.
Grupo Santander commands a sound solvency position, above the levels required by regulators and by the European Central bank.
Regulatory capital
At 1 January 2023, at a consolidated level, the Group must maintain a minimum capital ratio of 9.07% of CET1 (4.50% being the requirement for Pillar I, 0.89% being the requirement for Pillar 2R (requirement), 2.50% being the requirement for capital conservation buffer, 1% being the requirement for global systemically entity (G-SIB) and 0.18% being the requirement for anti-cyclical capital buffer).
Grupo Santander must also maintain a minimum capital ratio of 10.87% of tier 1 and a minimum total ratio of 13.26%.
In 2022, the solvency target set was achieved. Santander’s CET1 ratio stood at 12.18%[1] at the close of the year, demonstrating its organic capacity to generate capital. The key regulatory capital figures are indicated below:

Reconciliation of accounting capital with regulatory capital
EUR million
	2022	2021	2020
Subscribed capital	8,397	8,670	8,670
Share premium account	46,273	47,979	52,013
Reserves	62,111	56,606	62,777
Treasury shares	(675)	(894)	(69)
Attributable profit	9,605	8,124	(8,771)
Approved dividendC	(979)	(836)	—
Shareholders’ equity on public balance sheet	124,732	119,649	114,620
Valuation adjustments	(35,628)	(32,719)	(33,144)
Non-controlling interests	8,481	10,123	9,846
Total Equity on public balance sheet	97,585	97,053	91,322
Goodwill and intangible assets	(17,272)	(16,132)	(15,711)
Eligible preference shares and participating securities	8,831	10,050	9,102
Accrued dividendC	(942)	(895)	(478)
Other adjustmentsA	(5,169)	(7,624)	(5,734)
Tier 1B	83,033	82,452	78,501
A.Fundamentally for non-computable non-controlling interests and deductions and reasonable filters in compliance with CRR.
B.Figures calculated by applying the transitional provisions of IFRS 9.
C.Assumes 20% of ordinary profit, see note 4.a for proposed distribution of results.

Note: Certain figures presented in this capital note have been rounded for ease of presentation. Consequently, the amounts corresponding to the rows or columns of totals in the tables presented in this note may not coincide with the arithmetic sum of the concepts or items that make up the total.

The following table shows the capital coefficients and a detail of the eligible internal resources of the Group:

Capital coefficients
EUR million
	2022	2021	2020
Level 1 ordinary eligible capital (EUR million)	74,202	72,402	69,399
Level 1 additional eligible capital (EUR million)	8,831	10,050	9,102
Level 2 eligible capital (EUR million)	14,359	14,865	12,514
Risk-weighted assets (EUR million)	609,266	578,930	562,580
Level 1 ordinary capital coefficient (CET 1)	12.18%	12.51%	12.34%
Level 1 additional capital coefficient (AT1)	1.45%	1.73%	1.61%
Level 1 capital coefficient (TIER1)	13.63%	14.24%	13.95%
Level 2 capital coefficient (TIER 2)	2.36%	2.57%	2.23%
Total capital coefficient	15.99%	16.81%	16.18%

Eligible capital
EUR million
	2022	2021	2020
Eligible capital
Common Equity Tier I	74,202	72,402	69,399
Capital	8,397	8,670	8,670
(-) Treasure shares and own shares financed	(60)	(966)	(126)
Share Premium	46,273	47,979	52,013
Reserves	62,246	58,157	64,766
Other retained earnings	(37,439)	(34,784)	(34,937)
Minority interests	7,416	6,736	6,669
Profit net of dividends	7,684	6,394	(9,249)
Deductions	(20,315)	(19,784)	(18,407)
Goodwill and intangible assets	(17,182)	(16,064)	(15,711)
Others	(3,133)	(3,720)	(2,696)
Additional Tier I	8,831	10,050	9,102
Eligible instruments AT1	8,344	10,102	8,854
AT1-excesses-subsidiaries	487	(52)	248
Tier II	14,359	14,865	12,514
Eligible instruments T2	14,770	15,424	13,351
Gen. funds and surplus loans loss prov. IRB	—	75	—
T2-excesses - subsidiaries	(411)	(634)	(837)
Total eligible capital	97,392	97,317	91,015
Note: Banco Santander, S.A. and its affiliates had not taken part in any State aid programmes.
Leverage ratio
Basel III established the leverage ratio as a non-risk sensitive measure aimed at limiting excessive balance sheet growth relative to available capital.
The Group performs the calculation in accordance with Regulation (EU) 2019/876 of 20 May 2019 amending Regulation (EU) No 575/2013 as regards the leverage ratio.
This ratio is calculated as tier 1 capital divided by leverage exposure. Exposure is calculated as the sum of the following items:
•Accounting assets, excluding derivatives and items treated as deductions from tier 1 capital (for example, the balance of loans is included, but not that of goodwill) further excluding the exposures referred to in Article 429.a (1) of the regulation.
•Off-balance-sheet items (mainly guarantees, unused credit limits granted and documentary credits) weighted using credit conversion factors.
•Inclusion of net value of derivatives (gains and losses are netted with the same counterparty, minus collaterals if they comply with certain criteria) plus a charge for the future potential exposure.
•A charge for the potential risk of security funding transactions.
•Lastly, it includes a charge for the risk of credit derivative swaps (CDS).
With the publication of Regulation (EU) 2019/876 of 20 May, 2019, amending Regulation (EU) n.º 575/2013 as regards the leverage ratio, the final calibration of the ratio is set at 3% for all entities and, for systemic entities G-SIB, an additional surcharge is also established which will be 50% of the cushion ratio applicable to the EISM. In addition, modifications are included in its calculation, including the exclusion of certain exposures from the total exposure measure: public loans, transfer loans and officially guaranteed export credits.
Banks implemented this final definition of the leverage ratio in June 2021, however, the new calibration of the ratio (the additional surcharge for G-SIBs) will take effect from January 2023.

EUR million
	2022	2021	2020
Leverage
Level 1 Capital	83,033	82,452	78,501
Exposure	1,750,626	1,536,516	1,471,480
Leverage Ratio	4.74%	5.37%	5.33%
Global systemically important banks
Grupo Santander is one of 30 banks designated as global systemically important banks (G-SIBs).
The designation as a globally systemic entity comes from a measurement established by the regulators (FSB and BCBS) that they have implemented based on five indicators (size, interjurisdictional activity, interconnection with other financial entities, substitutability and complexity). The application methodology has been modified in December 2021, incorporating, among other things, an additional score considering the Member States of the SRM as a single jurisdiction.
This definition means it has to fulfil certain additional requirements, which consist mainly of a capital buffer (1%), in TLAC requirements (total loss absorbing capacity), that Grupo Santander has to publish relevant information more frequently than other banks, greater regulatory requirements for internal control bodies, special supervision and drawing up of special reports to be submitted to supervisors.
The fact that Grupo Santander has to comply with these requirements makes it a more solid bank than its domestic rivals.